Exhibit 10.1

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT (this “Agreement”) dated as of September 9, 2016 (the “Effective Date”) among (a) SILICON VALLEY BANK, a California corporation (“SVB”), in its capacity as Administrative Agent (“Agent”), (b) SVB, as a Revolving Line Lender and as a Term Loan Lender, MIDCAP FINANCIAL TRUST, a Delaware statutory trust, as a Revolving Line Lender (in such capacity and together with its successors and assigns, “MidCap Revolving Line Lender”), MIDCAP FUNDING III TRUST, a Delaware Statutory Trust, as a Term Loan Lender (in such capacity and together its successors and assigns, “MidCap Term Loan Lender”) and each other Lender listed on Schedule 1 attached hereto and the other financial institutions party hereto from time to time (each, a “Lender” and collectively, the “Lenders”), and (c) VERICEL CORPORATION, a Michigan corporation (the “Borrower”), provides the terms on which Agent and the Lenders shall lend to Borrower and Borrower shall repay Agent and the Lenders.  The parties agree as follows:

1                                         ACCOUNTING AND OTHER TERMS

Accounting terms not defined in this Agreement shall be construed following GAAP.  Calculations and determinations must be made following GAAP; provided that if at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either Borrower or Agent shall so request, Borrower and Agent shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP; provided, further, that, until so amended, (a) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (b) Borrower shall provide Agent financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.  Notwithstanding the foregoing, all financial calculations (whether for pricing covenants, or otherwise) shall be made with regard to Borrower only and not on a consolidated basis.  The term “financial statements” includes the notes and schedules.  Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in Section 14 of this Agreement.  All other terms contained in this Agreement, unless otherwise indicated, shall have the meanings provided by the Code to the extent such terms are defined therein.

2                                         LOAN AND TERMS OF PAYMENT

2.1                               Promise to Pay.  Borrower hereby unconditionally promises to pay to Agent, for the benefit of each Lender in accordance with its respective Pro Rata Share, the outstanding principal amount of all Credit Extensions and accrued and unpaid interest thereon, together with any fees as and when due in accordance with this Agreement.

2.1.1                     Revolving Advances.

(a)                                 Availability.  Subject to the terms and conditions of this Agreement and to deduction of Reserves, the Lenders with Revolving Line Commitments (“Revolving Line Lenders”) agree, severally and not jointly, to make Advances to Borrower in accordance with each Revolving Line Lender’s respective Revolving Line Commitment as set forth on Schedule 1 hereto, in an aggregate outstanding amount at any time not exceeding the Availability Amount.  Amounts borrowed under the Revolving Line may be repaid and, prior to the Revolving Line Maturity Date, reborrowed, subject to the applicable terms and conditions precedent herein.

(b)                                 Termination; Repayment.  The Revolving Line terminates on the Revolving Line Maturity Date, when the principal amount of all Advances, the unpaid interest thereon, and all other Obligations relating to the Revolving Line shall be immediately due and payable.

2.1.2                     Term Loan Advances

(a)                                 Availability.  Subject to the terms and conditions of this Agreement, the Lenders with Term Loan Commitments (“Term Loan Lenders”), severally and not jointly, shall make one (i) term loan advance available to Borrower on the Effective Date in an original principal amount of Four Million Dollars ($4,000,000.00) (the “Term Loan A Advance”). Subject to the terms and conditions of this Agreement, during the Term Loan B

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

Advance Draw Period, upon Borrower’s request, the Term Loan Lenders, severally and not jointly, shall make one (1) term loan advance available to Borrower in an original principal amount of Four Million Dollars ($4,000,000.00) (the “Term Loan B Advance”).   Subject to the terms and conditions of this Agreement, during the Term Loan C Advance Draw Period, upon Borrower’s request, the Term Loan Lenders, severally and not jointly, shall make one (1) term loan advance available to Borrower in an original principal amount of Two Million Dollars ($2,000,000.00) (the “Term Loan C Advance”).  The Term Loan A Advance, the Term Loan B Advance and the Term Loan C Advance are hereinafter referred to singly as a “Term Loan Advance” and collectively as the “Term Loan Advances”.  After repayment, no Term Loan Advance (or any portion thereof) may be reborrowed.

(b)                                 Interest Period.  With respect to each Term Loan Advance, commencing on the first Payment Date of the month following the month in which the Funding Date of such Term Loan Advance occurs, and continuing on the Payment Date of each month thereafter, Borrower shall make monthly payments of interest, in arrears, on the outstanding principal amount of such Term Loan Advance, at the rate set forth in Section 2.3(a)(ii).

(c)                                  Repayment.  Commencing on September 1, 2017, and continuing on each Payment Date thereafter, Borrower shall repay each Term Loan Advance, in (i) thirty-six (36) equal monthly installments of principal, plus (ii) monthly payments of accrued interest at the rate set forth in Section 2.3(a)(ii).  All outstanding principal and accrued and unpaid interest under the Term Loan Advances, and all other outstanding Obligations hereunder with respect to the Term Loan Advances, are due and payable in full on the Term Loan Maturity Date.

(d)                                 Permitted Prepayment.  Borrower shall have the option to prepay all, but not less than all, of the Term Loan Advances, provided Borrower (i) delivers written notice to Agent and each Term Loan Lender of its election to prepay the Term Loan Advances at least five (5) days prior to such prepayment, and (ii) pays to Agent and each Term Loan Lender, as applicable, on the date of such prepayment (A) all outstanding principal plus accrued and unpaid interest with respect to the Term Loan Advances, (B) the Term Loan Prepayment Premium, (C) the Term Loan Final Payment and (D) all other sums, if any, that shall have become due and payable hereunder with respect to the Term Loan Advances, including interest at the Default Rate with respect to any past due amounts.

(e)                                  Mandatory Prepayment Upon an Acceleration.  If the Term Loan Advances are accelerated by Agent or the Lenders following the occurrence and during the continuance of an Event of Default, Borrower shall immediately pay to Agent and each Term Loan Lender, as applicable, an amount equal to the sum of (i) all outstanding principal plus accrued and unpaid interest with respect to the Term Loan Advances, (ii) the Term Loan Prepayment Premium, (iii) the Term Loan Final Payment and (iv) all other sums, if any, that shall have become due and payable hereunder with respect to the Term Loan Advances, including interest at the Default Rate with respect to any past due amounts.

2.2                               Overadvances.  If, at any time, the outstanding principal amount of any Advances exceeds the lesser of either the Revolving Line or the Borrowing Base, Borrower shall immediately pay to Agent, for the ratable benefit of the Revolving Lenders, in cash the amount of such excess (such excess, the “Overadvance”). Without limiting Borrower’s obligation to repay any Overadvance, Borrower agrees to pay Agent, for the ratable benefit of the Revolving Lenders interest on the outstanding amount of any Overadvance, on demand, at the Default Rate.

2.3                               Payment of Interest on the Credit Extensions.

(a)                                 Interest Rate.

(i)                                     Advances.  Subject to Section 2.3(b), the principal amount outstanding under the Revolving Line shall accrue interest at a floating per annum rate equal to one and one-quarter percentage points (1.25%) above the Prime Rate, which interest shall be payable monthly in accordance with Section 2.3(e) below.

(ii)                                  Term Loan Advances.  Subject to Section 2.3(b), the principal amount of outstanding Term Loan Advances shall accrue interest at a floating per annum rate equal to five percentage points (5.00%) above the Prime Rate, which interest shall be payable monthly in accordance with Section 2.1.2(b).

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

(b)                                 Default Rate.  Immediately upon the occurrence and during the continuance of an Event of Default, Obligations shall bear interest at a rate per annum which is five percentage points (5.00%) above the rate that is otherwise applicable thereto (the “Default Rate”), unless Agent and the Lenders otherwise elect from time to time in their sole discretion to impose a smaller increase.  Fees and expenses which are required to be paid by Borrower pursuant to the Loan Documents (including, without limitation, Lender Expenses incurred after the Effective Date) but are not paid when due shall bear interest until paid at a rate equal to the highest rate applicable to the Obligations.  Payment or acceptance of the increased interest rate provided in this Section 2.3(b) is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Agent or any Lender.

(c)                                  Adjustment to Interest Rate.  Changes to the interest rate of any Credit Extension based on changes to the Prime Rate shall be effective on the effective date of any change to the Prime Rate and to the extent of any such change.

(d)                                 Minimum Interest.  In the event the aggregate amount of interest earned by the Lenders in connection with the Revolving Line in any month (such period, the “Minimum Interest Period,” which period shall begin on the Effective Date and continue with each month thereafter until the earlier of the Revolving Line Maturity Date or the date this Agreement is terminated) is less than the amount of interest that would have been earned by the Revolving Lenders if Borrower had average outstanding Advances during the Minimum Interest Period in an amount equal to twenty percent (20%) of the average Availability Amount during such Minimum Interest Period (exclusive of any collateral monitoring fees, unused line fees, or any other fees and charges hereunder, the “Minimum Interest”), Borrower shall pay to Agent for the ratable benefit of the Lenders holding Revolving Line Commitments, upon demand by Agent, an amount equal to the (i) Minimum Interest minus (ii) the aggregate amount of all interest earned by the Lenders in respect of the Revolving Line (exclusive of any Collateral Monitoring Fees, Unused Revolving Line Facility Fee, or any other fees and charges hereunder) in such Minimum Interest Period.  The amount of Minimum Interest charged shall be prorated for any partial Minimum Interest Period.  Borrower shall not be entitled to any credit, rebate, or repayment of any Minimum Interest pursuant to this Section 2.3(d) notwithstanding any termination of this Agreement or the suspension or termination of the Lender’s obligation to make loans and advances hereunder.  Agent may deduct amounts owing by Borrower under this Section 2.3(d) pursuant to the terms of Section 2.5(c).  Agent shall provide Borrower written notice of deductions made from the Designated Deposit Account pursuant to the terms of this Section 2.3(d).

(e)                                  Payment; Interest Computation.  Interest is payable monthly in arrears on the last calendar day of each month and shall be computed on the basis of a 360-day year for the actual number of days elapsed.  In computing interest, (i) all payments received after 12:00 noon Pacific time on any day shall be deemed received at the opening of business on the next Business Day, and (ii) the date of the making of any Credit Extension shall be included and the date of payment shall be excluded; provided, however, that if any Credit Extension is repaid on the same day on which it is made, such day shall be included in computing interest on such Credit Extension.

2.4                               Fees.  Borrower shall pay to Agent for the ratable benefit of the Lenders:

(a)                                 Revolving Line Commitment Fee.  A fully earned, non-refundable Revolving Line commitment fee of Fifty Thousand Dollars ($50,000.00), payable on the Effective Date;

(b)                                 Term Loan Advance Commitment Fee.  A fully earned, non-refundable Term Loan Advance commitment fee of Fifty Thousand Dollars ($50,000.00), payable on the Effective Date;

(c)                                  Term Loan Final Payment Fee.  The Term Loan Final Payment which is due and payable on the earliest to occur of (i) the Term Loan Maturity Date, (ii) the acceleration of the Term Loan Advances by Lenders following the occurrence and during the continuance of an Event of Default, or (iii) the repayment of the Term Loan Advances in full;

(d)                                 Term Loan Prepayment Premium.  The Term Loan Prepayment Premium when due hereunder;

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

(e)                                  Unused Revolving Line Facility Fee.  Payable monthly in arrears, for the ratable benefit of the Lenders holding Revolving Line Commitments, on the last day of each month occurring prior to the Revolving Line Maturity Date, and on the Revolving Line Maturity Date, a fee (the “Unused Revolving Line Facility Fee”) in an amount equal to one-half of one percent (0.50%) per annum of the average unused portion of the Revolving Line, as determined by Agent.  The unused portion of the Revolving Line, for purposes of this calculation, shall be calculated on a calendar year basis and shall equal the difference between (i) the Revolving Line, and (ii) the average for the period of the daily closing balance of the Revolving Line outstanding;

(f)                                   Collateral Monitoring Fee.  A monthly collateral monitoring fee in an amount equal to one-half of one percent (0.50%) per annum of the average for the period of the daily closing balance of the Revolving Line outstanding (prorated for any partial month at the beginning and upon termination of this Agreement) (the “Collateral Monitoring Fee”), as determined by Agent, in its reasonable discretion; and

(g)                                  Lender Expenses.  All Lender Expenses (including reasonable attorneys’ fees and expenses for documentation and negotiation of this Agreement) incurred through and after the Effective Date, when due (or, if no stated due date, upon demand by Agent or the applicable Lenders).

(h)                                 Good Faith Deposit.  Borrower has paid to Agent a deposit of Twenty Five Thousand Dollars ($25,000.00) (the “Good Faith Deposit”), to initiate Agent’s and the Lender’s due diligence review process.  Any portion of the Good Faith Deposit not utilized to pay Lender Expenses shall be applied to the commitment fees referenced in Sections 2.4(a) and (b) above.

(i)                                     Fees Fully Earned.  Unless otherwise provided in this Agreement or in a separate writing by Agent or the applicable Lender, Borrower shall not be entitled to any credit, rebate, or repayment of any fees earned by Agent or any Lender pursuant to this Agreement notwithstanding any termination of this Agreement or the suspension or termination of any Lender’s obligation to make loans and advances hereunder.  Agent may deduct amounts owing by Borrower under the clauses of this Section 2.4 pursuant to the terms of Section 2.5(c).  Agent shall provide Borrower written notice of deductions made from the Designated Deposit Account pursuant to the terms of the clauses of this Section 2.4.

The Term Loan Final Payment, the Term Loan Prepayment Premium, the Unused Revolving Line Fee and the Collateral Monitoring Fee are hereinafter collectively referred to as the “Loan Fees”.

2.5                               Payments; Pro Rata Treatment; Application of Payments; Debit of Accounts.

(a)                                 All payments (including prepayments) to be made by Borrower under any Loan Document shall be made to Agent and each applicable Lender, at the applicable Funding Office in immediately available funds in Dollars, without setoff or counterclaim, before 12:00 noon Pacific time on the date when due.   To the extent such payments are made to Agent, Agent shall distribute such payments to Lenders in like funds as set forth in Section 2.6.  Payments of principal and/or interest received after 12:00 noon Pacific time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment shall be due the next Business Day, and additional fees or interest, as applicable, shall continue to accrue until paid.

(b)                                 Each borrowing by Borrower from Lenders hereunder shall be made according to the respective Term Loan Commitment Percentages, or Revolving Line Commitment Percentages, as the case may be, of the relevant Lenders.

(c)                                  Each payment (including each prepayment) by Borrower on account of principal or interest on Advances under the Revolving Line shall be applied according to each Lender’s Pro Rata Share of the outstanding principal amounts of the Advances.

(d)                                 Except as otherwise provided herein, each payment (including each prepayment) by Borrower on account of principal or interest on the Term Loan Advances shall be applied according to each Lender’s Pro Rata Share of the outstanding principal amount of the Term Loan Advances.  The amount of each

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

principal prepayment of the Term Loan Advances shall be applied to reduce the then remaining installments of the Term Loan Advances based upon each Pro Rata Share of Term Loan Commitments.

(e)                                  Agent and the Lenders have the exclusive right to determine the order and manner in which all payments with respect to the Obligations may be applied.  Borrower shall have no right to specify the order or the accounts to which Agent shall allocate or apply any payments required to be made by Borrower to Agent or otherwise received by Agent or any Lender under this Agreement when any such allocation or application is not specified elsewhere in this Agreement.

(f)                                   Agent or any of the Lenders may debit any of Borrower’s deposit accounts, including the Designated Deposit Account, for principal and interest payments or any other amounts Borrower owes Agent or any Lender when due. These debits shall not constitute a set-off.

(g)                                  Unless Agent shall have been notified in writing by Borrower prior to the date of any payment due to be made by Borrower hereunder that Borrower will not make such payment to Agent, Agent may assume that Borrower is making such payment, and Agent may, but shall not be required to, in reliance upon such assumption, make available to Lenders their respective Pro Rata Share of a corresponding payment amount.  If such payment is not made to Agent by Borrower within three (3) Business Days after such due date, Agent shall be entitled to recover, on demand, from each Lender to which any amount which was made available pursuant to the preceding sentence, such amount with interest thereon at the rate per annum equal to the daily average Federal Funds Effective Rate.  Nothing herein shall be deemed to limit the rights of Agent or any Lender against Borrower.

2.6                               Settlement Procedures.

(a)                                 If Agent receives any payment for the account of Lenders on or prior to 12:00 noon (Pacific time) on any Business Day, Agent shall pay to each applicable Lender such Lender’s Pro Rata Share of such payment on such Business Day. If Agent receives any payment for the account of Lenders after 12:00 noon (Pacific time) on any Business Day, Agent shall pay to each applicable Lender such Lender’s Pro Rata Share of such payment on the next Business Day.

(b)                                 In addition to and without limiting the foregoing, upon notice from Agent, each Lender shall transfer to Agent (as provided below) or Agent shall transfer to each Lender, such amounts as are necessary to insure that the amount of Advances made by each Lender shall be equal to such Lender’s Revolving Line Commitment Percentage of all Advances outstanding as of the date of such notice.  If such notice is provided prior to 10:00 a.m. (Pacific time) time on a Business Day, such transfers shall be made in immediately available funds no later than the close of business on such day; and, if received after 10:00 a.m. (Pacific time), then no later than 12:00 noon (Pacific time) on the next Business Day.  The obligation of each Lender to transfer such funds is irrevocable, unconditional and without recourse to or warranty by Agent.  If and to the extent any Lender shall not have so made its transfer to Agent, such Lender agrees to pay to Agent, on demand, such amount, with interest thereon, for each day from such date until the date such amount is paid to Agent, equal to the greater of (i) the Federal Funds Effective Rate or (ii) a rate determined by Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing, or similar fees customarily charged by Agent in connection with the foregoing.

2.7                               Notes.  If so requested by any Lender by written notice to Borrower (with a copy to the Agent), Borrower shall execute and deliver to such Lender (and/or, if applicable and if so specified in such notice, to any Person who is an assignee of such Lender pursuant to Section 13.2), promptly after Borrower’s receipt of such notice a Note or Notes to evidence such Lender’s Revolving Line Commitment and/or Term Loan, as applicable.  Upon receipt of an affidavit of an officer of a Lender as to the loss, theft, destruction, or mutilation of its Note, Borrower shall issue, in lieu thereof, a replacement Note in the same principal amount thereof and of like tenor.

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

3                                         CONDITIONS OF LOANS

3.1                               Conditions Precedent to Initial Credit Extension.  Agent’s and each Lender’s obligation to make the initial Credit Extension hereunder is subject to the condition precedent that Agent and each Lender shall have received, in form and substance satisfactory to Agent and the Lenders, such documents, and completion of such other matters, as Agent and each Lender may have reasonably requested, including, without limitation:

(a)                                 duly executed signatures of Borrower to the Loan Documents;

(b)                                 duly executed signatures of Borrower to each Warrant;

(c)                                  duly executed signatures of Borrower to the Control Agreements (including, without limitation, Controls Agreements for accounts of Borrower maintained at SVB);

(d)                                 duly executed signature pages of Borrower to each Note in favor of each Lender requesting a Note in connection with the Effective Date;

(e)                                  the Operating Documents and long-form good standing certificates of Borrower certified by the Secretary of State of the State of Michigan each other jurisdiction in which Borrower is qualified to conduct business, each dated as of a date no earlier than thirty (30) days prior to the Effective Date;

(f)                                   duly executed signatures of Borrower to the completed Borrowing Resolutions for Borrower;

(g)                                  duly executed signatures of Borrower to the Lender Intercreditor Agreement;

(h)                                 duly executed signatures of Borrower to a payoff letter from SVB with respect to the Existing SVB Obligations;

(i)                                     duly executed signatures of Borrower to a Disbursement Letter with respect to the initial Credit Extensions hereunder;

(j)                                    certified copies, dated as of a recent date, of financing statement searches, as Agent or any Lender may request, accompanied by written evidence (including any UCC termination statements) that the Liens indicated in any such financing statements either constitute Permitted Liens or have been or, in connection with the initial Credit Extension hereunder, will be terminated or released;

(k)                                 duly executed signatures of Borrower to the Perfection Certificate;

(l)                                     [reserved];

(m)                             [reserved];

(n)                                 a legal opinion(s) of Borrower’s counsel(s) dated as of the Effective Date together with the duly executed signature thereto;

(o)                                 evidence satisfactory to Agent that the insurance policies and endorsements required by Section 6.7 hereof are in full force and effect (including certificates on Acord 25 and Acord 28 forms); and

(p)                                 payment of the fees and Lender Expenses then due as specified in Section 2.4 hereof.

3.2                               Conditions Precedent to all Credit Extensions.  Each Lender’s obligation to make each Credit Extension, including the initial Credit Extension, is subject to the following conditions precedent:

(a)                                 timely receipt of an executed Transaction Report;

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

(b)                                 the representations and warranties in this Agreement shall be true, accurate, and complete in all material respects on the date of the Transaction Report and on the Funding Date of each Credit Extension; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, and no Default or Event of Default shall have occurred and be continuing or result from the Credit Extension.  Each Credit Extension is Borrower’s representation and warranty on that date that the representations and warranties in this Agreement are true, accurate, and complete in all material respects as of such date; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date;

(c)                                  Agent and each Lender determine in their good faith business judgment that there has not been any material impairment in the general affairs, management, results of operation, financial condition or the prospect of repayment of the Obligations when due, or any material adverse deviation by Borrower from the most recent business plan of Borrower presented to and accepted by Agent and the Lenders; and

(d)                                 with respect to any Term Loan Advance made after the Effective Date, receipt by Agent of such evidence as Agent or lenders shall reasonably request to confirm that the deliveries made in Section 3.1 remain current, accurate and in full force and effect, or if not, updates thereto, each in form and substance reasonably satisfactory to Agent and Lenders.

3.3                               Post-Closing Matters.  Within thirty (30) days after the Effective Date, Agent shall have received in form and substance satisfactory to Agent (i) a landlord’s consent in favor of Agent for 64 Sidney Street, Cambridge, Massachusetts 02139, by the respective landlord thereof, together with the duly executed signatures thereto; (ii) a bailee’s waiver in favor of Agent for each location where Borrower maintains property valued in excess of Two Hundred Fifty Thousand Dollars ($250,000.00) with a third party, by each such third party (but only to the extent required by Agent or the Requisite Lenders), together with the duly executed signatures thereto; and (iii) appropriate evidence showing lender loss payable and/or additional insured clauses or endorsements in favor of Agent with respect to all insurance policies required by Section 6.7 hereof.

3.4                               Covenant to Deliver.  Borrower agrees to deliver to Agent and each Lender each item required to be delivered to Agent and each Lender under this Agreement as a condition precedent to any Credit Extension.  Borrower expressly agrees that a Credit Extension made prior to the receipt by Agent and each Lender of any such item shall not constitute a waiver by Agent or Lenders of Borrower’s obligation to deliver such item, and the making of any Credit Extension in the absence of a required item shall be in each Lender’s sole discretion.

3.5                               Procedures for Borrowing.

(a)                                 Advances.  Subject to the prior satisfaction of all other applicable conditions to the making of an Advance set forth in this Agreement, to obtain an Advance, Borrower shall notify Agent (which notice shall be irrevocable) by electronic mail by 12:00 noon Pacific time on the Funding Date of the Advance.  In connection with such notification, Borrower shall promptly deliver to Agent by electronic mail a completed Transaction Report executed by an Authorized Signer together with such other reports and information, including without limitation, sales journals, cash receipts journals, accounts receivable aging reports, as Agent or the Revolving Line Lenders may request, in their reasonable discretion.  Subject to Section 2.6(b), Agent or each Lender shall credit proceeds of an Advance to the Designated Deposit Account.  Agent and the Lenders may make Advances under this Agreement based on instructions from an Authorized Signer or without instructions if the Advances are necessary to meet Obligations which have become due.

(b)                                 Term Loan Advances.  Subject to the prior satisfaction of all other applicable conditions to the making of a Term Loan Advance set forth in this Agreement, to obtain a Term Loan Advance, Borrower shall notify Agent and the Lenders (which notice shall be irrevocable) by electronic mail by 12:00 noon Pacific time three (3) Business Days prior to the Funding Date of the Term Loan Advance.  In connection with such notification, Borrower shall promptly deliver to Agent a completed, executed Payment/Advance Form, together with such other

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

reports and information as Agent or the Lenders may request in their reasonable discretion.  Agent and Lenders shall credit proceeds of any Term Loan Advance to the Designated Deposit Account.

(c)                                  Funding.  Unless Agent shall have been notified in writing by any Lender prior to the date of any Credit Extension, that such Lender will not make the amount that would constitute its share of such borrowing available to Agent, Agent may assume that such Lender is making such amount available to Agent, and Agent may, in reliance upon such assumption, make available to Borrower a corresponding amount.  If such amount is not made available to Agent by the required time on the Funding Date therefor, such Lender shall pay to Agent, on demand, such amount with interest thereon, at a rate equal to the greater of (i) the Federal Funds Effective Rate or (ii) a rate determined by Agent in accordance with banking industry rules on interbank compensation, for the period until such Lender makes such amount immediately available to Agent.  If such Lender’s share of such Credit Extension is not made available to Agent by such Lender within three (3) Business Days after such Funding Date, Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to the Term Loan Advances or to Advances under the Revolving Line, as applicable, on demand, from Borrower.

4                                         CREATION OF SECURITY INTEREST

4.1                               Grant of Security Interest.  Borrower hereby grants Agent, for the ratable benefit of the Lenders, to secure the payment and performance in full of all of the Obligations, a continuing security interest in, and pledges to Agent, for the ratable benefit of the Lenders, the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof.

Borrower acknowledges that it previously has entered, and/or may in the future enter, into Bank Services Agreements with SVB. Regardless of the terms of any Bank Services Agreement, Borrower agrees that any amounts Borrower owes SVB thereunder shall be deemed to be Obligations hereunder and that it is the intent of Borrower and SVB to have all such Obligations secured by the first priority perfected security interest in the Collateral granted herein (subject only to Permitted Liens that may have superior priority to Agent’s Liens in this Agreement).

4.2                               If this Agreement is terminated, Agent’s Lien in the Collateral shall continue until the Obligations (other than inchoate indemnity obligations) are satisfied in full, and at such time, Agent shall, at Borrower’s sole cost and expense, terminate its security interest in the Collateral and all rights therein shall revert to Borrower.  In the event (x) all Obligations (other than inchoate indemnity obligations), except for Bank Services, are satisfied in full, and (y) this Agreement is terminated, Agent shall terminate the security interest granted herein upon Borrower providing to SVB cash collateral acceptable to SVB in its good faith business judgment for Bank Services, if any. In the event such Bank Services consist of outstanding Letters of Credit, Borrower shall provide to SVB cash collateral in an amount equal to (x) if such Letters of Credit are denominated in Dollars, then at least one hundred five percent (105.0%); and (y) if such Letters of Credit are denominated in a Foreign Currency, then at least one hundred ten percent (110.0%), of the Dollar Equivalent of the face amount of all such Letters of Credit plus all interest, fees, and costs due or to become due in connection therewith (as estimated by SVB in its good faith business judgment), to secure all of the Obligations relating to such Letters of Credit.

4.3                               Priority of Security Interest.  Borrower represents, warrants, and covenants that the security interest granted herein is and shall at all times continue to be a first priority perfected security interest in the Collateral (subject only to Permitted Liens that are permitted pursuant to the terms of this Agreement to have superior priority to Agent’s Lien under this Agreement).  If Borrower shall acquire a commercial tort claim, Borrower shall promptly notify Agent in a writing signed by Borrower of the general details thereof and grant to Agent, for the ratable benefit of the Lenders, in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to Agent.

4.4                               Authorization to File Financing Statements.  Borrower hereby authorizes Agent, on behalf of the Lenders, to file financing statements, without notice to Borrower, with all appropriate jurisdictions to perfect or protect Agent’s and Lenders’ interest or rights hereunder, including a notice that any disposition of the Collateral, except as permitted herein, by either Borrower or any other Person, shall be deemed to violate the rights of Agent under the Code.  Any such financing statements may indicate the Collateral as “all assets of the Debtor” or words of similar effect, or as being of an equal or lesser scope, or with greater detail, all in Agent’s discretion.

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

5                                         REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants as follows:

5.1                               Due Organization, Authorization; Power and Authority.  Borrower is duly existing and in good standing as a Registered Organization in its jurisdiction of formation and is qualified and licensed to do business and is in good standing in any jurisdiction in which the conduct of its business or its ownership of property requires that it be qualified except where the failure to do so could not reasonably be expected to have a material adverse effect on Borrower’s business. In connection with this Agreement, Borrower has delivered to Agent a completed certificate signed by Borrower, entitled “Perfection Certificate”.  Borrower represents and warrants to Agent and each Lender that: (a) Borrower’s exact legal name is that indicated on the Perfection Certificate and on the signature page hereof; (b) Borrower is an organization of the type and is organized in the jurisdiction set forth in the Perfection Certificate; (c) the Perfection Certificate accurately sets forth Borrower’s organizational identification number or accurately states that Borrower has none; (d) the Perfection Certificate accurately sets forth Borrower’s place of business, or, if more than one, its chief executive office as well as Borrower’s mailing address (if different than its chief executive office); (e) Borrower (and each of its predecessors) has not, in the past five (5) years, changed its jurisdiction of formation, organizational structure or type, or any organizational number assigned by its jurisdiction; and (f) all other information set forth on the Perfection Certificate pertaining to Borrower and each of its Subsidiaries is accurate and complete (it being understood and agreed that Borrower may from time to time update certain information in the Perfection Certificate after the Effective Date to the extent permitted by one or more specific provisions in this Agreement).   If Borrower is not now a Registered Organization but later becomes one, Borrower shall promptly notify Agent of such occurrence and provide Agent with Borrower’s organizational identification number.

The execution, delivery and performance by Borrower of the Loan Documents to which it is a party have been duly authorized, and do not (i) conflict with any of Borrower’s organizational documents, (ii) contravene, conflict with, constitute a default under or violate any material Requirement of Law, (iii) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which Borrower or any of its Subsidiaries or any of their property or assets may be bound or affected, (iv) require any action by, filing, registration, or qualification with, or Governmental Approval from, any Governmental Authority (except such Governmental Approvals which have already been obtained and are in full force and effect) or (v) conflict with, contravene, constitute a default or breach under, or result in or permit the termination or acceleration of, any material agreement by which Borrower is bound.  Borrower is not in default under any agreement to which it is a party or by which it is bound in which the default could reasonably be expected to have a material adverse effect on Borrower’s business.

5.2                               Collateral.  Borrower has good title to, rights in, and the power to transfer each item of the Collateral upon which it purports to grant a Lien hereunder, free and clear of any and all Liens except Permitted Liens.  Borrower has no Collateral Accounts at or with any bank or financial institution other than with SVB or SVB’s Affiliates except for the Collateral Accounts described in the Perfection Certificate delivered to Agent in connection herewith and which Borrower has given Agent notice and taken such actions as are necessary to give Agent, for the ratable benefit of the Lenders, a perfected security interest therein, pursuant to the term of Section 6.8(b).  The Accounts are bona fide, existing obligations of the Account Debtors.

The Collateral is not in the possession of any third party bailee (such as a warehouse) except as otherwise provided in the Perfection Certificate.  None of the components of the Collateral (other than mobile equipment such as laptop computers in the possession of Borrower’s employees or agents) are currently being maintained at locations other than as provided in the Perfection Certificate or as permitted pursuant to Section 7.2.

All Inventory is in all material respects of good and marketable quality, free from material defects.

Borrower is the sole owner of the Intellectual Property which it owns or purports to own except for (a) non-exclusive licenses granted to its customers in the ordinary course of business, (b) over-the-counter software that is commercially available to the public, and (c) material Intellectual Property licensed to Borrower and noted on the Perfection Certificate.  Each Patent which it owns or purports to own and which

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

is material to Borrower’s business is valid and enforceable, and no part of the Intellectual Property which Borrower owns or purports to own and which is material to Borrower’s business has been judged invalid or unenforceable, in whole or in part.  To the best of Borrower’s knowledge, no claim has been made that any part of the Intellectual Property violates the rights of any third party except to the extent such claim would not reasonably be expected to have a material adverse effect on Borrower’s business. Except as noted on the Perfection Certificate, Borrower is not a party to, nor is it bound by, any Restricted License.

5.3                               Accounts Receivable.

(a)                                 For each Account with respect to which Advances are requested, on the date each Advance is requested and made, such Account shall be an Eligible Account.

(b)                                 All statements made and all unpaid balances appearing in all invoices, instruments and other documents evidencing the Eligible Accounts are and shall be true and correct and all such invoices, instruments and other documents, and all of Borrower’s Books are genuine and in all respects what they purport to be.  All sales and other transactions underlying or giving rise to each Eligible Account shall comply in all material respects with all applicable laws and governmental rules and regulations.  Borrower has no knowledge of any actual or imminent Insolvency Proceeding of any Account Debtor whose accounts are Eligible Accounts in any Transaction Report.  To the best of Borrower’s knowledge, all signatures and endorsements on all documents, instruments, and agreements relating to all Eligible Accounts are genuine, and all such documents, instruments and agreements are legally enforceable in accordance with their terms.

5.4                               Litigation.  There are no actions or proceedings pending or, to the knowledge of Borrower’s Responsible Officers, threatened in writing by or against Borrower or any Subsidiary in which an adverse decision could reasonably be expected to cause a Material Adverse Change.

5.5                               No Material Deviation in Financial Statements and Deterioration in Financial Condition.  All consolidated financial statements for Borrower and any Subsidiary delivered to Agent and the Lenders fairly present in all material respects Borrower’s consolidated financial condition and Borrower’s consolidated results of operations as of the date thereof.  There has not been any material deterioration in Borrower’s consolidated financial condition since the date of the most recent financial statements of Borrower submitted to Agent and the Lenders.

5.6                               Solvency.  The fair salable value of Borrower’s assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

5.7                               Regulatory Compliance.  Borrower is not an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended.  Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors).  Borrower (a) has complied in all material respects with all Requirements of Law, and (b) has not violated any Requirements of Law the violation of which could reasonably be expected to have a material adverse effect on its business.  None of Borrower’s or any of its Subsidiaries’ properties or assets has been used by Borrower or any Subsidiary or, to Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally.  Borrower and each of its Subsidiaries have obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all Governmental Authorities that are necessary to continue their respective businesses as currently conducted.

5.8                               Subsidiaries; Investments.  Borrower does not own any stock, partnership, or other ownership interest or other equity securities except for Permitted Investments.

5.9                               Tax Returns and Payments; Pension Contributions.  Borrower and each Subsidiary have timely filed all required tax returns and reports, and Borrower and each Subsidiary have timely paid (i) all foreign and federal taxes and (ii) all state and local taxes, assessments, deposits and/or contributions in excess of Ten Thousand Dollars ($10,000.00), owed by Borrower and each Subsidiary.  Borrower may defer payment of any contested taxes; provided that Borrower (a) in good faith contests its obligation to pay the taxes by appropriate proceedings promptly and diligently instituted and conducted, (b) notifies Agent in writing of the commencement of,

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

and any material development in, the proceedings and (c) posts bonds or takes any other steps required to prevent the Governmental Authority levying such contested taxes from obtaining a Lien upon any of the Collateral that is other than a “Permitted Lien”.  Borrower is unaware of any claims or adjustments proposed for any of Borrower’s prior tax years which could result in additional taxes becoming due and payable by Borrower.  Borrower has paid all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms, and Borrower has not withdrawn from participation in, and has not permitted partial or complete termination of, or permitted the occurrence of any other event with respect to, any such plan which could reasonably be expected to result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

5.10                        Use of Proceeds.  Borrower shall use the proceeds of the Credit Extensions (i) for the repayment in full of the Existing SVB Obligations and (ii) as working capital and to fund its general business requirements and not for personal, family, household or agricultural purposes.

5.11                        Full Disclosure.  No written representation, warranty or other statement of Borrower in any certificate or written statement given to Agent or any Lender in connection with the Loan Documents, or the transactions contemplated thereby, as of the date such representation, warranty, or other statement was made, taken together with all such written certificates and written statements given to Agent or any Lender, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading in light of the circumstances in which they were made (it being recognized by Agent and each Lender that any projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results).

5.12                        Definition of “Knowledge.”  For purposes of the Loan Documents, whenever a representation or warranty is made to Borrower’s knowledge or awareness, to the “best of” Borrower’s knowledge, or with a similar qualification, knowledge or awareness means the actual knowledge, after reasonable investigation, of any Responsible Officer.

6                                         AFFIRMATIVE COVENANTS

Borrower shall do all of the following:

6.1                               Government Compliance.

(a)                                 Maintain its and (except as otherwise permitted by Section 7.3) all its Subsidiaries’ legal existence and good standing in their respective jurisdictions of formation and maintain qualification in each jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on Borrower’s business or operations.  Borrower shall comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, the noncompliance with which could reasonably be expected to have a material adverse effect on Borrower’s business.

(b)                                 Obtain all of the Governmental Approvals necessary for the performance by Borrower of its obligations under the Loan Documents to which it is a party and the grant of a security interest to Agent, for the ratable benefit of the Lenders, in all of its property.  Borrower shall promptly provide copies of any such obtained Governmental Approvals to Agent.

(c)                                  Deliver to Agent, within five (5) days after the same are sent or received, copies of all correspondence, reports, documents and other filings with any Governmental Authority regarding compliance with or maintenance of Governmental Approvals or Requirements of Law or that could reasonably be expected to have a material adverse effect on any of the Governmental Approvals or otherwise on the operations of Borrower or any of its Subsidiaries.

6.2                               Financial Statements, Reports, Certificates.  Provide Agent and each Lender with the following:

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

(a)                                 Transaction Reports.  (i) With each request for an Advance and (ii) within thirty (30) days after the last day of each month, a Transaction Report (and any other schedules and reports related thereto as Agent may reasonably request);

(b)                                 AR/AP Agings.  Within thirty (30) days after the end of each month, (A) monthly accounts receivable agings, aged by invoice date, (B) monthly accounts payable agings, aged by invoice date, and outstanding or held check registers, if any, and (C) monthly reconciliations of accounts receivable agings (aged by invoice date), transaction reports, Deferred Revenue report, and general ledger;

(c)                                  Monthly Financial Statements.  As soon as available, but no later than thirty (30) days after the last day of each month (for the monthly periods ending March 31, June 30, September 30 and December 31, no later than forty-five (45) days after the last day of each such month), a company prepared consolidated and consolidating balance sheet, statement of cash flows and income statement covering Borrower’s consolidated operations for such month certified by a Responsible Officer and in a form acceptable to Agent and the Lenders (the “Borrower-prepared Financial Statements”);

(d)                                 Compliance Certificates.  Together with the Borrower-prepared Financial Statements, a duly completed Compliance Certificate signed by a Responsible Officer, certifying that as of the end of such month, Borrower was in compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth in this Agreement and such other information as Agent or the Lenders may reasonably request, including, without limitation, a statement that at the end of such month there were no held checks;

(e)                                  Projections.  Within thirty (30) days after the end of each fiscal year of Borrower, and as amended/updated, (A) annual operating budgets (including income statements, balance sheets and cash flow statements, by month) for the upcoming fiscal year of Borrower, and (B) annual financial projections for the following fiscal year (on a quarterly basis) as approved by Borrower’s board of directors, together with any related business forecasts used in the preparation of such annual financial projections;

(f)                                   Annual Audited Financial Statements.  As soon as available, and in any event within ninety (90) days following the end of Borrower’s fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm reasonably acceptable to Agent and the Lenders;

(g)                                  SEC Reporting.  Within five (5) days of filing, copies of all periodic and other reports, proxy statements and other materials filed by Borrower with the SEC, any Governmental Authority succeeding to any or all of the functions of the SEC or with any national securities exchange, or distributed to its shareholders, as the case may be.  Documents required to be delivered pursuant to the terms hereof (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which Borrower posts such documents, or provides a link thereto, on Borrower’s website on the Internet at Borrower’s website address; provided, however, Borrower shall promptly notify Agent and the Lenders in writing (which may be by electronic mail) of the posting of any such documents;

(h)                                 Other Reports.  Within five (5) days of delivery, copies of all statements, reports and notices made available to Borrower’s security holders or to any holders of Subordinated Debt;

(i)                                     Litigation Reports.  Prompt report of any legal actions pending or threatened in writing against Borrower or any of its Subsidiaries that could result in damages or costs to Borrower or any of its Subsidiaries of, individually or in the aggregate, Two Hundred Fifty Thousand Dollars ($250,000.00) or more; and

(j)                                    Other Financial Information.  Other financial information reasonably requested by Agent or any Lender.

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

6.3                               Accounts Receivable.

(a)                                 Schedules and Documents Relating to Accounts.  Borrower shall deliver to Agent and each Lender transaction reports and schedules of collections, as provided in Section 6.2, on Agent’s standard forms; provided, however, that Borrower’s failure to execute and deliver the same shall not affect or limit Agent’s Lien and other rights in all of Borrower’s Accounts, nor shall Agent’s or any Lender’s failure to advance or lend against a specific Account affect or limit Agent’s Lien and other rights therein.  If requested by Agent or any Lender, Borrower shall furnish Agent with copies (or, at Agent’s or any Lender’s reasonable request, originals) of all contracts, orders, invoices, and other similar documents, and all shipping instructions, delivery receipts, bills of lading, and other evidence of delivery, for any goods the sale or disposition of which gave rise to such Accounts.  In addition, Borrower shall deliver to Agent, on its reasonable request, the originals of all instruments, chattel paper, security agreements, guarantees and other documents and property evidencing or securing any Accounts, in the same form as received, with all necessary indorsements, and copies of all credit memos.

(b)                                 Disputes.  Borrower shall promptly notify Agent and the Lenders of all material disputes or claims relating to Accounts.  Borrower may forgive (completely or partially), compromise, or settle any Account for less than payment in full, or agree to do any of the foregoing so long as (i) Borrower does so in good faith, in a commercially reasonable manner, in the ordinary course of business, in arm’s-length transactions, and reports the same to Agent and the Lenders in the regular reports provided to Agent and the Lenders; (ii) no Default or Event of Default has occurred and is continuing; and (iii) after taking into account all such discounts, settlements and forgiveness, the total outstanding Advances will not exceed the lesser of the Revolving Line or the Borrowing Base.

(c)                                  Collection of Accounts.  Borrower shall have the right to collect all Accounts, unless and until a Default or an Event of Default has occurred and is continuing.  Borrower shall direct and use commercially reasonable efforts to ensure that all Account Debtors to deliver or transmit all proceeds of Accounts into a lockbox account, or such other “blocked account” as specified by Agent (either such account, the “Cash Collateral Account”).  Whether or not an Event of Default has occurred and is continuing, Borrower shall immediately deliver all payments on and proceeds of Accounts to the Cash Collateral Account to be applied to immediately reduce the Obligations; provided, that during a Streamline Period, such payments and proceeds shall be transferred to the Designated Deposit Account.

(d)                                 Inventory Returns; Notices of Adjustments.  Keep all Inventory in good and marketable condition, free from material defects.  Returns and allowances between Borrower and its Account Debtors shall follow Borrower’s customary practices as they exist at the Effective Date.  If, at any time during the term of this Agreement, any Account Debtor asserts an Adjustment in excess of Two Hundred Fifty Thousand Dollars ($250,000.00), Borrower issues a credit memorandum, or any representation, warranty or covenant set forth in this Agreement or the other Loan Documents is no longer true in all material respects, Borrower will promptly advise Agent and the Lenders.

(e)                                  Verification.  Agent may, from time to time (and in any event at the direction of the Requisite Lenders), verify directly with the respective Account Debtors the validity, amount and other matters relating to the Accounts, either in the name of Borrower or Agent or such other name as Agent may choose, and notify any Account Debtor of Agent’s security interest in such Account; provided, that prior to the occurrence and continuance of an Event of Default, Agent will, to the extent practicable, provide notice to Borrower prior to any such verification.

(f)                                   No Liability.  Neither Agent nor any Lender shall be responsible or liable for any shortage or discrepancy in, damage to, or loss or destruction of, any goods, the sale or other disposition of which gives rise to an Account, or for any error, act, omission, or delay of any kind occurring in the settlement, failure to settle, collection or failure to collect any Account, or for settling any Account in good faith for less than the full amount thereof, nor shall Agent or any Lender be deemed to be responsible for any of Borrower’s obligations under any contract or agreement giving rise to an Account.  Nothing herein shall, however, relieve Agent or any Lender from liability for its own gross negligence or willful misconduct.

6.4                               Remittance of Proceeds.  Except as otherwise provided in Section 6.3(c), deliver, in kind, all proceeds arising from the disposition of any Collateral to Agent in the original form in which received by Borrower

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

not later than the following Business Day after receipt by Borrower, to be applied to the Obligations (a) prior to the occurrence and continuance of an Event of Default, pursuant to the terms of Section 2.5(e) hereof, and (b) after the occurrence and during the continuance of an Event of Default, pursuant to the terms of Section 9.4 hereof; provided that, if no Event of Default has occurred and is continuing, Borrower shall not be obligated to remit to Agent the proceeds of the sale of worn out or obsolete Equipment disposed of by Borrower in good faith in an arm’s length transaction for an aggregate purchase price of Twenty Five Thousand Dollars ($25,000.00) or less (for all such transactions in any fiscal year).  Borrower agrees that it will not commingle proceeds of Collateral with any of Borrower’s other funds or property, but will hold such proceeds separate and apart from such other funds and property and in an express trust for Agent, for the ratable benefit of the Lenders.  Nothing in this Section limits the restrictions on disposition of Collateral set forth elsewhere in this Agreement.

6.5                               Taxes; Pensions.  Timely file, and require each of its Subsidiaries to timely file, all required tax returns and reports and timely pay, and require each of its Subsidiaries to timely pay, all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower and each of its Subsidiaries, except for deferred payment of any taxes contested pursuant to the terms of Section 5.9 hereof, and shall deliver to Agent, on demand, appropriate certificates attesting to such payments, and pay all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms.

6.6                               Access to Collateral; Books and Records.  At reasonable times during normal business hours, on one (1) Business Day’s prior notice (provided no notice is required if an Event of Default has occurred and is continuing), Agent and the Lenders, or their agents, shall have the right to inspect the Collateral and the right to audit and copy Borrower’s Books.  The foregoing inspections and audits shall be conducted at Borrower’s expense and no more often than once every twelve (12) months, or more frequently as Agent or any Lender may reasonably determine is necessary.  The charge therefor shall be $1,000.00 per person per day (or such higher amount as shall represent Agent’s or the applicable Lender’s then-current standard charge for the same), plus reasonable out-of-pocket expenses.  In the event Borrower and Agent schedule an audit more than ten (10) days in advance, and Borrower cancels or seeks to or reschedules the audit with less than ten (10) days written notice to Agent, then (without limiting any of Agent’s or any Lender’s rights or remedies) Borrower shall pay Agent a fee of $1,000 plus any out-of-pocket expenses incurred by Agent to compensate Agent for the anticipated costs and expenses of the cancellation or rescheduling.

6.7                               Insurance.  Keep its business and the Collateral insured for risks and in amounts standard for companies in Borrower’s industry and location, and as Agent and the Lenders may reasonably request.  Insurance policies shall be in a form, with companies, and in amounts that are satisfactory to Agent and the Lenders.  All property policies shall have a lender’s loss payable endorsement showing Agent as the lender loss payee and waive subrogation against Agent, and all liability policies shall show, or have endorsements showing, Agent as an additional insured.  All policies (or the lender loss payable and additional insured endorsements) shall provide that the insurer must give Agent at least twenty (20) days’ notice before canceling, amending, or declining to renew its policy.  At Agent’s request, Borrower shall deliver certified copies of policies and evidence of all premium payments.  Proceeds payable under any policy shall, at Agent’s option, be payable to Agent for the ratable benefit of the Lenders on account of the Obligations. Notwithstanding the foregoing, (a) so long as no Event of Default has occurred and is continuing, Borrower shall have the option of applying the proceeds of any casualty policy up to Two Hundred Fifty Thousand Dollars ($250,000.00), in the aggregate, toward the replacement or repair of destroyed or damaged property; provided that any such replaced or repaired property (i) shall be of equal or like value as the replaced or repaired Collateral and (ii) shall be deemed Collateral in which Agent has been granted, for the ratable benefit of the Lenders, a first priority security interest subject only to Permitted Liens that are permitted to have priority over Agent’s Liens hereunder and (b) after the occurrence and during the continuance of an Event of Default, all proceeds payable under such casualty policy shall, at the option of Agent and the Lenders, be payable to Agent on account of the Obligations then due, for the ratable benefit of the Lenders.  If Borrower fails to obtain insurance as required under this Section 6.7 or to pay any amount or furnish any required proof of payment to third persons and Agent, Agent or any Lender may make all or part of such payment or obtain such insurance policies required in this Section 6.7, and take any action under the policies Agent or any such Lender deems prudent.

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

6.8                               Operating Accounts.

(a)                                 Borrower and all of its Subsidiaries shall maintain all of Borrower’s and its Subsidiaries’ depository, operating and securities/investment accounts with SVB and SVB’s Affiliates.  In addition to the foregoing, Borrower shall conduct all of its investment management, letters of credit and foreign exchange banking with SVB. Notwithstanding the foregoing, (i) Borrower’s Subsidiary Vericel Denmark Aps shall be permitted to maintain the account ending 437 DKK with Danske Bank, so long as the aggregate amount of funds in such account does not exceed Sixty Five Thousand Dollars ($65,000.00) at any time; (ii) Borrower shall be permitted to maintain its existing account at Bank of Ann Arbor, so long as the aggregate amount of funds in such account does not exceed Seventy Six Thousand Dollars ($76,000.00) at any time; (iii) Borrower’s Subsidiary Marrow Donations, LLC shall be permitted to maintain its existing account at Bank of Ann Arbor, so long as the aggregate amount of funds in such account does not exceed One Thousand Dollars ($1,000.00) at any time; and (iv) Borrower’s Subsidiary Marrow Donations, LLC shall be permitted to maintain its existing account at Citibank, so long as the aggregate amount of funds in such account does not exceed One Thousand Dollars ($1,000.00) at any time (the foregoing accounts described in clauses (i) through (iv) are collectively referred to as the “Existing Accounts”).  Any Guarantor shall maintain all depository and operating accounts with SVB, and, with respect to securities/investment accounts, with an Affiliate of SVB.

(b)                                 Provide Agent five (5) days prior written notice before establishing any Collateral Account at or with any bank or financial institution other than SVB or SVB’s Affiliates. For each Collateral Account that Agent in its sole discretion permits Borrower at any time to open or maintain, Borrower shall cause the applicable bank or financial institution at or with which any Collateral Account is opened or maintained to execute and deliver a Control Agreement or other appropriate instrument with respect to such Collateral Account to perfect Agent’s Lien in such Collateral Account in accordance with the terms hereunder, which Control Agreement may not be terminated without the prior written consent of Agent.  The provisions of the previous sentence shall not apply to the Existing Accounts, deposit accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Borrower’s employees and identified to Agent and the Lenders by Borrower as such.

6.9                               Financial Covenants.

Achieve the following:

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

(a)                                 Minimum Revenue.  Achieve minimum net revenue (determined in accordance with GAAP), measured on a trailing twelve month basis ending as of the date of measurement, on a consolidated basis of Borrower and its Subsidiaries, in an amount equal to or greater than the amount listed below for each corresponding trailing twelve month period:

Trailing Twelve Month Period Ended	Minimum Net Revenue
August 31, 2016	$52,000,000.00
September 30, 2016	$52,000,000.00
October 31, 2016	$52,280,500.00
November 30, 2016	$50,695,400.00
December 31, 2016	$55,000,000.00
January 31, 2017	$55,000,000.00
February 28, 2017	$55,500,000.00
March 31, 2017	$56,000,000.00
April 30, 2017	$56,500,000.00
May 31, 2017	$57,000,000.00
June 30, 2017	$57,680,000.00
July 31, 2017	$58,000,000.00
August 31, 2017	$59,000,000.00
September 30, 2017	$60,521,500.00
October 31, 2017	$61,000,000.00
November 30, 2017	$62,500,000.00
December 31, 2017	$64,000,000.00

Minimum net revenue financial covenant requirements for the monthly periods ending after December 31, 2017 will be determined by the Lenders in their reasonable discretion after consultation with Borrower, no later than February 28 of each applicable fiscal year, based on the projections delivered by Borrower to Agent and the Lenders in accordance with Section 6.2(e) (which for the avoidance of doubt shall be delivered by Borrower no later than January 31 of each applicable fiscal year); provided that, such minimum net revenue threshold for any month following December 31, 2017 shall be in an amount equal to eighty percent (80%) of net revenue set forth with respect to such month in such projections, but in any event not less than $64,000,000.00 for any monthly period.

6.10                        Protection of Intellectual Property Rights.

(a)                                 (i) Protect, defend and maintain the validity and enforceability of any Intellectual Property material to Borrower’s business; (ii) promptly advise Agent in writing of material infringements of its

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

Intellectual Property material to Borrower’s business; and (iii) not allow any Intellectual Property material to Borrower’s business to be abandoned, forfeited or dedicated to the public without Agent’s written consent.

(b)                                 Provide written notice to Agent within ten (10) days of entering or becoming bound by any Restricted License (other than over-the-counter software that is commercially available to the public).  Borrower shall take such steps as Agent requests to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for (i) any Restricted License to be deemed “Collateral” and for Agent to have a security interest in it that might otherwise be restricted or prohibited by law or by the terms of any such Restricted License, whether now existing or entered into in the future, and (ii) Agent to have the ability in the event of a liquidation of any Collateral to dispose of such Collateral in accordance with Agent’s and the Lenders’ rights and remedies under this Agreement and the other Loan Documents.

6.11                        Litigation Cooperation.  From the date hereof and continuing through the termination of this Agreement, upon the reasonable request of Agent or any Lender, make available to Agent, without expense to Agent or any Lender, Borrower and its officers, employees and agents and Borrower’s books and records, to the extent that Agent and/or the Lenders may deem them reasonably necessary to prosecute or defend any third-party suit or proceeding instituted by or against Agent and/or any Lender with respect to any Collateral or relating to Borrower.

6.12                        Formation or Acquisition of Subsidiaries.  Notwithstanding and without limiting the negative covenants contained in Sections 7.3 and 7.7 hereof, at the time that Borrower or any Guarantor forms any direct or indirect Subsidiary or acquires any direct or indirect Subsidiary after the Effective Date, Borrower and such Guarantor shall (a) cause such new Subsidiary to provide to Agent and the Lenders a joinder to this Agreement or any Guaranty to cause such Subsidiary to become a co-borrower or Guarantor, as applicable, together with such appropriate financing statements and/or Control Agreements, all in form and substance reasonably satisfactory to Agent and the Lenders (including being sufficient to grant Agent, for the ratable benefit of the Lenders, a first priority Lien (subject to Permitted Liens) in and to the assets of such newly formed or acquired Subsidiary), (b) provide to Agent appropriate certificates and powers and financing statements, pledging to Agent, for the ratable benefit of the Lenders, all of the direct or beneficial ownership interest in such new Subsidiary, in form and substance reasonably satisfactory to Agent; provided, that with respect to any Foreign Subsidiary or FSHCO, in the event that Agent, the Lenders and Borrower mutually agree that (i) the grant of a continuing pledge and security interest in and to the assets of any such Foreign Subsidiary and/or FSHCO, (ii) the guaranty of the Obligations of the Borrower by any such Foreign Subsidiary and/or FSHCO, and/or (iii) the pledge by Borrower of a perfected security interest in one hundred percent (100%) of the stock, units or other evidence of ownership of each Foreign Subsidiary and/or each FSHCO, would reasonably be expected to have an adverse tax effect on Borrower, then Borrower shall only be required to grant and pledge to Agent, for the ratable benefit of the Lenders, a perfected security interest in up to sixty-five percent (65%) of the stock, units or other evidence of ownership of such Foreign Subsidiary and/or FSHCO, in each case owned directly by Borrower; and (c) provide to Agent all other documentation in form and substance reasonably satisfactory to Agent, including, at Agent’s request, one or more opinions of counsel reasonably satisfactory to Agent, which in its reasonable opinion is appropriate with respect to the execution and delivery of the applicable documentation referred to above.  Any document, agreement, or instrument executed or issued pursuant to this Section 6.12 shall be a Loan Document.

6.13                        Further Assurances.  Execute any further instruments and take further action as Agent and the Lenders reasonably request to perfect or continue Agent’s Lien in the Collateral or to effect the purposes of this Agreement.

7                                         NEGATIVE COVENANTS

Borrower shall not do any of the following without the prior written consent of the Requisite Lenders:

7.1                               Dispositions.  Convey, sell, lease, license, transfer, assign, or otherwise dispose of (collectively a “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for Transfers (a) of Inventory in the ordinary course of business; (b) of worn-out, obsolete or surplus Equipment; (c) in connection with Permitted Liens, Permitted Investments and Permitted Dissolutions; (d) consisting of the sale or issuance of any stock of Borrower permitted under Section 7.2 of this Agreement; (e) consisting of Borrower’s use or transfer of money or Cash Equivalents in a manner that is not prohibited by the terms of this Agreement or the

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

other Loan Documents; and (f) of non-exclusive licenses for the use of the property of Borrower or its Subsidiaries in the ordinary course of business

7.2                               Changes in Business, Management, Control, or Business Locations.  (a) Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Borrower and such Subsidiary, as applicable, or reasonably related thereto; (b) liquidate or dissolve; (c) have a change in management such that any Key Person ceases to hold such office with Borrower and a replacement is not made by Borrower’s board of directors within sixty (60) days after such Key Person’s departure from Borrower; or (d) permit or suffer any Change in Control.

Borrower shall not, without at least thirty (30) days prior written notice to Agent: (1) add any new offices or business locations, including warehouses (unless each such new office or business location contains less than Two Hundred Fifty Thousand Dollars ($250,000.00) in Borrower’s assets or property), (2) change its jurisdiction of organization, (3) change its organizational structure or type, (4) change its legal name, (5) change any organizational number (if any) assigned by its jurisdiction of organization, or (6) deliver any portion of the Collateral to a bailee, unless (i) such bailee location contains less than Two Hundred Fifty Thousand Dollars ($250,000.00) in Borrower’s assets or property and (ii) Agent and such bailee are parties to a bailee agreement governing both the Collateral and the location to which Borrower intends to deliver the Collateral.

Borrower hereby agrees upon Borrower adding any new office or business location, including any warehouse, Borrower will cause its landlord to enter into a landlord consent in favor of Agent prior to such new office or business location containing Two Hundred Fifty Thousand Dollars ($250,000.00) of Collateral.

Borrower hereby agrees that prior to Borrower delivering any Collateral valued in excess of Two Hundred Fifty Thousand Dollars ($250,000.00), to a bailee, Borrower shall cause such bailee to execute and deliver a bailee agreement in form and substance satisfactory to Agent.

7.3                               Mergers or Acquisitions.  Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person.  A Subsidiary may merge or consolidate into another Subsidiary or into Borrower.

7.4                               Indebtedness.  Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

7.5                               Encumbrance.  Create, incur, allow, or suffer any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit any Collateral not to be subject to the first priority security interest granted herein, or enter into any agreement, document, instrument or other arrangement (except with or in favor of Agent) with any Person which directly or indirectly prohibits or has the effect of prohibiting Borrower or any Subsidiary from assigning, mortgaging, pledging, granting a security interest in or upon, or encumbering any of Borrower’s or any Subsidiary’s Intellectual Property, except as is otherwise permitted in Section 7.1 of this Agreement and the definition of “Permitted Liens” herein.

7.6                               Maintenance of Collateral Accounts.  Maintain any Collateral Account except pursuant to the terms of Section 6.8(b) hereof.

7.7                               Distributions; Investments.  (a) Directly or indirectly acquire or own any Person, or make any Investment in any Person, other than Permitted Investments, or permit any of its Subsidiaries to do so; or (b) pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock; provided that Borrower may pay dividends solely in common stock.

7.8                               Transactions with Affiliates.  Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower, except for (a) transactions that are in the ordinary course of Borrower’s business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm’s length transaction with a non-affiliated Person or (b) equity financings to the extent not prohibited by Section 7.2.

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

7.9                               Subordinated Debt.  (a) Make or permit any payment on any Subordinated Debt, except under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject, or (b) amend any provision in any document relating to the Subordinated Debt which would increase the amount owed by Borrower thereof, shorten the maturity thereof, increase the rate of interest applicable thereto or adversely affect the subordination thereof to Obligations owed to Agent and the Lenders.

7.10                        Compliance.  Become an “investment company” or a company controlled by an “investment company”, under the Investment Company Act of 1940, as amended, or undertake as one of its important activities extending credit to purchase or carry margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System), or use the proceeds of any Credit Extension for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a material adverse effect on Borrower’s business, or permit any of its Subsidiaries to do so; withdraw or permit any Subsidiary to withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any present pension, profit sharing and deferred compensation plan which could reasonably be expected to result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

7.11                        Amendments to Other Agreements.  Borrower shall not amend, modify or waive any provision of any of Borrower’s or any of Borrower’s Subsidiaries’ organizational documents, unless the net effect of such amendment, modification or waiver is not materially adverse to Borrower, any of its Subsidiaries, Agent or Lenders.

8                                         EVENTS OF DEFAULT

Any one of the following shall constitute an event of default (an “Event of Default”) under this Agreement:

8.1                               Payment Default.  Borrower fails to (a) make any payment of principal or interest on any Credit Extension when due, or (b) pay any other Obligations within three (3) Business Days after such Obligations are due and payable (which three (3) Business Day cure period shall not apply to payments due on the Revolving Line Maturity Date and/or the Term Loa [sic] Maturity Date, as applicable).  During the cure period, the failure to make or pay any payment specified under clause (b) hereunder is not an Event of Default (but no Credit Extension will be made during the cure period);

8.2                               Covenant Default.

(a) Borrower fails or neglects to perform any obligation in Sections 6.2, 6.3(c), 6.5, 6.7, 6.8, 6.9, or 6.12, or violates any covenant in Section 7; or

(b) Borrower fails or neglects to perform, keep, or observe any other term, provision, condition, covenant or agreement contained in this Agreement or any Loan Documents, and as to any default (other than those specified in this Section 8) under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure the default within ten (10) days after the occurrence thereof; provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Borrower be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to cure the default shall not be deemed an Event of Default (but no Credit Extensions shall be made during such cure period).  Cure periods provided under this section shall not apply, among other things, to the financial covenant(s) or any other covenants set forth in clause (a) above;

8.3                               Material Adverse Change.  A Material Adverse Change occurs;

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

8.4                               Attachment; Levy; Restraint on Business.

(a)                                 (i) The service of process seeking to attach, by trustee or similar process, any funds of Borrower or of any entity under the control of Borrower (including a Subsidiary), or (ii) a notice of lien or levy is filed against any of Borrower’s assets by any Governmental Authority, and the same under subclauses (i) and (ii) hereof are not, within ten (10) days after the occurrence thereof, discharged or stayed (whether through the posting of a bond or otherwise); provided, however, no Credit Extensions shall be made during any ten (10) day cure period; or

(b)                                 (i) any material portion of Borrower’s assets is attached, seized, levied on, or comes into possession of a trustee or receiver, or (ii) any court order enjoins, restrains, or prevents Borrower from conducting all or any material part of its business;

8.5                               Insolvency.  (a) Borrower is unable to pay its debts (including trade debts) as they become due or otherwise becomes insolvent; (b) Borrower begins an Insolvency Proceeding; or (c) an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within forty-five (45) days (but no Credit Extensions shall be made while any of the conditions described in clause (a) exist and/or until any Insolvency Proceeding is dismissed);

8.6                               Other Agreements.  There is, under any agreement to which Borrower or any Guarantor is a party with a third party or parties, (a) any default resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount individually or in the aggregate in excess of Two Hundred Fifty Thousand Dollars ($250,000.00); or (b) any default by Borrower or Guarantor, the result of which could result in a Material Adverse Change to Borrower’s or any Guarantor’s business;

8.7                               Judgments; Penalties.  One or more final judgments, orders, or decrees for the payment of money in an amount, individually or in the aggregate, of at least One Hundred Fifty Thousand Dollars ($150,000.00) (not covered by independent third-party insurance as to which liability has been accepted by such insurance carrier) shall be rendered against Borrower and the same are not, within ten (10) days after the entry thereof, discharged or execution thereof stayed or bonded pending appeal, or such judgments are not discharged prior to the expiration of any such stay (provided that no Credit Extensions will be made prior to the discharge, stay, or bonding of such judgment, order, or decree);

8.8                               Misrepresentations.  Borrower or any Person acting for Borrower makes any representation, warranty, or other statement now or later in this Agreement, any Loan Document or in any writing delivered to Agent or any Lender or to induce Agent or any Lender to enter this Agreement or any Loan Document, and such representation, warranty, or other statement is incorrect in any material respect when made;

8.9                               Subordinated Debt.  Any document, instrument, or agreement evidencing any Subordinated Debt shall for any reason be revoked or invalidated or otherwise cease to be in full force and effect, any Person shall be in breach thereof or contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder, or the Obligations shall for any reason be subordinated or shall not have the priority contemplated by this Agreement or the applicable subordination agreement;

8.10                        Guaranty.  (a) Any guaranty of any Obligations terminates or ceases for any reason to be in full force and effect; (b) any Guarantor does not perform any obligation or covenant under any guaranty of the Obligations; (c) any circumstance described in Sections 8.3, 8.4, 8.5, 8.6, 8.7, or 8.8 of this Agreement occurs with respect to any Guarantor; (d) the death, liquidation, winding up, or termination of existence of any Guarantor; or (e) (i) a material impairment in the perfection or priority of Agent’s Lien in the collateral provided by Guarantor or in the value of such collateral or (ii) a material adverse change in the general affairs, management, results of operation, condition (financial or otherwise) or the prospect of repayment of the Obligations occurs with respect to any Guarantor; or

8.11                        Governmental Approvals.  Any Governmental Approval shall have been (a) revoked, rescinded, suspended, modified in an adverse manner or not renewed in the ordinary course for a full term or (b) subject to any decision by a Governmental Authority that designates a hearing with respect to any applications for renewal of any such Governmental Approval or that could reasonably be expected to result in the Governmental Authority taking

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

any of the actions described in clause (a) above, and such decision or such revocation, rescission, suspension, modification or non-renewal (i) has, or could reasonably be expected to have, a Material Adverse Change, or (ii) materially adversely affects the legal qualifications of Borrower or any of its Subsidiaries to hold such Governmental Approval in any applicable jurisdiction and such revocation, rescission, suspension, modification or non-renewal could reasonably be expected to materially adversely affect the status of or legal qualifications of Borrower or any of its Subsidiaries to hold any Governmental Approval in any other jurisdiction.

8.12                        Series B Preferred.  Borrower fails to (a) provide Agent and the Lenders, on or before February 28, 2017, a copy of its written notice of the “Mandatory Conversion Time” (as such term is defined in the Series B Rights Agreement), to holders of its Series B Preferred Stock, of the Borrower’s election to convert all Series B Preferred Stock to common stock of the Borrower and (b) cause such Series B Preferred Stock to be converted to common stock of the Borrower in accordance with the terms of the Series B Rights Agreement.

9                                         RIGHTS AND REMEDIES

9.1                               Rights and Remedies.  Upon the occurrence and during the continuance of an Event of Default, with the consent of Requisite Lenders, Agent may, or upon the request of Requisite Lenders, Agent shall, without notice or demand, do any or all of the following, to the extent not prohibited by applicable law:

(a)                                 declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are automatically and immediately due and payable without any action by Agent or any Lender);

(b)                                 stop advancing money or extending credit for Borrower’s benefit under this Agreement or under any other agreement among Borrower, Agent and/or any Lenders;

(c)                                  demand that Borrower (i) deposit cash with SVB in an amount equal to at least 105% (110% for Letters of Credit denominated in a Currency other than Dollars) of the Dollar Equivalent of the aggregate face amount of all Letters of Credit remaining undrawn (plus all interest, fees, and costs due or to become due in connection therewith (as estimated by SVB in its good faith business judgment)), to secure all of the Obligations relating to such Letters of Credit, as collateral security for the repayment of any future drawings under such Letters of Credit, and Borrower shall forthwith deposit and pay such amounts, and (ii) pay in advance all letter of credit fees scheduled to be paid or payable over the remaining term of any Letters of Credit;

(d)                                 terminate any FX Contracts;

(e)                                  verify the amount of, demand payment of and performance under, and collect any Accounts and General Intangibles, settle or adjust disputes and claims directly with Account Debtors for amounts on terms and in any order that Agent and/or the Lenders consider advisable, and notify any Person owing Borrower money of Agent’s security interest in such funds;

(f)                                   make any payments and do any acts Agent or any Lender considers necessary or reasonable to protect the Collateral and/or its security interest in the Collateral.  Borrower shall assemble the Collateral if Agent requests and make it available as Agent designates at a location that is reasonably convenient to Agent and Borrower.  Agent may peaceably enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Agent a license to enter and occupy any of its premises, without charge by Borrower, to exercise any of Agent’s rights or remedies;

(g)                                  apply to the Obligations then due (i) any balances and deposits of Borrower it holds, or (ii) any amount held by Agent owing to or for the credit or the account of Borrower;

(h)                                 ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral.  Agent is hereby granted a non-exclusive, royalty-free license or other right to use, without charge, Borrower’s labels, Patents, Copyrights, mask works, rights of use of any name, trade secrets, trade names, Trademarks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

of, advertising for sale, and selling any Collateral and, in connection with Agent’s exercise of its rights under this Section, Borrower’s rights under all licenses and all franchise agreements inure to Agent, for the ratable benefit of the Lenders;

(i)                                     place a “hold” on any account maintained with Agent or Lenders and/or deliver a notice of exclusive control, any entitlement order, or other directions or instructions pursuant to any Control Agreement or similar agreements providing control of any Collateral;

(j)                                    demand and receive possession of Borrower’s Books; and

(k)                                 exercise all rights and remedies available to Agent and the Lenders under the Loan Documents or at law or equity, including all remedies provided under the Code (including disposal of the Collateral pursuant to the terms thereof).

9.2                               Power of Attorney.  Borrower hereby irrevocably appoints Agent as its lawful attorney-in-fact, exercisable upon the occurrence and during the continuance of an Event of Default, to: (a) endorse Borrower’s name on any checks or other forms of payment or security; (b) sign Borrower’s name on any invoice or bill of lading for any Account or drafts against Account Debtors; (c) settle and adjust disputes and claims about the Accounts directly with Account Debtors, for amounts and on terms Agent determines reasonable; (d) make, settle, and adjust all claims under Borrower’s insurance policies; (e) pay, contest or settle any Lien, charge, encumbrance, security interest, and adverse claim in or to the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; and (f) transfer the Collateral into the name of Agent or a third party as the Code permits. Borrower hereby appoints Agent as its lawful attorney-in-fact to sign Borrower’s name on any documents necessary to perfect or continue the perfection of Agent’s security interest in the Collateral regardless of whether an Event of Default has occurred until all Obligations (other than inchoate indemnity obligations) have been satisfied in full and Lenders are under no further obligation to make Credit Extensions hereunder. Agent’s foregoing appointment as Borrower’s attorney in fact, and all of Agent’s rights and powers, coupled with an interest, are irrevocable until all Obligations (other than inchoate indemnity obligations) have been fully repaid and performed and each Lender’s obligation to provide Credit Extensions terminates.

9.3                               Protective Payments.  If Borrower fails to obtain the insurance called for by Section 6.7 or fails to pay any premium thereon or fails to pay any other amount which Borrower is obligated to pay under this Agreement or any other Loan Document or which may be required to preserve the Collateral, Agent may obtain such insurance or make such payment, and all amounts so paid by Agent are Lender Expenses and immediately due and payable, bearing interest at the then highest rate applicable to the Obligations, and secured by the Collateral. Agent will make reasonable efforts to provide Borrower with notice of Agent obtaining such insurance at the time it is obtained or within a reasonable time thereafter. No payments by Agent are deemed an agreement to make similar payments in the future or Agent’s or and Lender’s waiver of any Event of Default.

9.4                               Application of Payments and Proceeds Upon Default.  If an Event of Default has occurred and is continuing, Agent shall have the right to apply in any order any funds in its possession, whether from Borrower account balances, payments, proceeds realized as the result of any collection of Accounts or other disposition of the Collateral, or otherwise, to the Obligations. Agent shall pay any surplus to Borrower by credit to the Designated Deposit Account or to other Persons legally entitled thereto; Borrower shall remain liable to Agent and the Lenders for any deficiency. If Agent, directly or indirectly, enters into a deferred payment or other credit transaction with any purchaser at any sale of Collateral, Agent shall have the option, exercisable at any time, of either reducing the Obligations by the principal amount of the purchase price or deferring the reduction of the Obligations until the actual receipt by Agent of cash therefor.

9.5                               Liability for Collateral.  So long as Agent and Lenders complies with applicable law and reasonable banking practices regarding the safekeeping of the Collateral in their possession or under the control of Agent and/or Lenders, Agent and Lenders shall not be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other Person. Borrower bears all risk of loss, damage or destruction of the Collateral.

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

9.6                               No Waiver; Remedies Cumulative.  Agent’s and any Lender’s failure, at any time or times, to require strict performance by Borrower of any provision of this Agreement or any other Loan Document shall not waive, affect, or diminish any right of Agent or any Lender thereafter to demand strict performance and compliance herewith or therewith. No waiver hereunder shall be effective unless signed by the party granting the waiver and then is only effective for the specific instance and purpose for which it is given. Agent’s and each Lender’s rights and remedies under this Agreement and the other Loan Documents are cumulative. Agent and each Lender have all rights and remedies provided under the Code, by law, or in equity. Agent’s or any Lender’s exercise of one right or remedy is not an election and shall not preclude Agent or any Lender from exercising any other remedy under this Agreement or other remedy available at law or in equity, and Agent’s or any Lender’s waiver of any Event of Default is not a continuing waiver. Agent’s or any Lender’s delay in exercising any remedy is not a waiver, election, or acquiescence.

9.7                               Demand Waiver.  Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Agent on which Borrower is liable.

10                                  AGENT

10.1                        Appointment and Authority.

(a)                                 Each Lender hereby irrevocably appoints SVB to act on its behalf as Agent hereunder and under the other Loan Documents and authorizes Agent to take such actions on its behalf and to exercise such powers as are delegated to Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.

(b)                                 The provisions of this Section 10 are solely for the benefit of Agent and Lenders, and Borrower shall not have rights as a third party beneficiary of any of such provisions.  Notwithstanding any provision to the contrary elsewhere in this Agreement, Agent shall not have any duties or responsibilities to any Lender or any other Person, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Agent.

10.2                        Delegation of Duties.  Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by Agent.  Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties.  The exculpatory provisions of this Section 10.2 shall apply to any such sub-agent and to the Related Parties of Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Agent.

10.3                        Exculpatory Provisions.  Agent shall have no duties or obligations except those expressly set forth herein and in the other Loan Documents.  Without limiting the generality of the foregoing, Agent shall not:

(a)                                 be subject to any fiduciary, trust, agency or other similar duties, regardless of whether any Default or any Event of Default has occurred and is continuing;

(b)                                 have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that Agent is required to exercise as directed in writing by Requisite Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), as applicable; provided that Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose Agent to liability or that is contrary to any Loan Document or applicable law; and

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

(c)                                  except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and Agent shall not be liable for the failure to disclose, any information relating to Borrower or any of its Affiliates that is communicated to or obtained by any Person serving as Agent or any of its Affiliates in any capacity.

Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of Requisite Lenders (or such other number or percentage of Lenders as shall be necessary, or as Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 13.7) or (ii) in the absence of its own gross negligence or willful misconduct.

Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Section 3 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to Agent.

10.4                        Reliance by Agent.  Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person.  Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon.  In determining compliance with any condition hereunder to the making of a Credit Extension that, by its terms, must be fulfilled to the satisfaction of a Lender, Agent may presume that such condition is satisfactory to such Lender unless Agent shall have received notice to the contrary from such Lender prior to the making of such Credit Extension.  Agent may consult with legal counsel (who may be counsel for Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.  Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of Requisite Lenders (or such other number or percentage of Lenders as shall be provided for herein or in the other Loan Documents) as it deems appropriate or it shall first be indemnified to its satisfaction by Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.  Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of Requisite Lenders (or such other number or percentage of Lenders as shall be provided for herein or in the other Loan Documents), and such request and any action taken or failure to act pursuant thereto shall be binding upon Lenders and all future holders of the Loans.

10.5                        Notice of Default.  Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default (except with respect to defaults in the payment of principal, interest or fees required to be paid to Agent for the account of Lenders), unless Agent has received notice from a Lender or Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”.  In the event that Agent receives such a notice, Agent shall give notice thereof to Lenders.  Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by Requisite Lenders (or, if so specified by this Agreement, all Lenders).

10.6                        Non-Reliance on Agent and Other Lenders.  Each Lender expressly acknowledges that neither Agent nor any of its officers, directors, employees, agents, attorneys in fact or affiliates has made any representations or warranties to it and that no act by Agent hereafter taken, including any review of the affairs of a Group Member or any Affiliate of a Group Member, shall be deemed to constitute any representation or warranty by Agent to any Lender.  Each Lender represents to Agent that it has, independently and without reliance upon Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

appraisal of, and investigation into, the business, operations, property, financial and other condition and creditworthiness of the Group Members and their Affiliates and made its own decision to make its Credit Extensions hereunder and enter into this Agreement.  Each Lender also represents that it will, independently and without reliance upon Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Group Members and their Affiliates.  Except for notices, reports and other documents expressly required to be furnished to Lenders by Agent hereunder, Agent shall have no duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Group Member or any Affiliate of a Group Member that may come into the possession of Agent or any of its officers, directors, employees, agents, attorneys in fact or Affiliates.

10.7                        Indemnification.  Each Lender agrees to indemnify Agent in its capacity as such (to the extent not reimbursed by Borrower and without limiting the obligation of Borrower to do so in accordance with the terms hereof, according to its Commitment Percentage in effect on the date on which indemnification is sought under this Section 10.7 (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Obligations shall have been paid in full, in accordance with its Commitment Percentage immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted primarily from Agent’s gross negligence or willful misconduct.  The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder.

10.8                        Agent in Its Individual Capacity.  The Person serving as Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include each such Person serving as Agent hereunder in its individual capacity.  Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with Borrower, any Guarantor or any Subsidiary or other Affiliate thereof as if such Person were not Agent hereunder and without any duty to account therefor to Lenders.

10.9                        Successor Agent.  Agent may at any time give notice of its resignation to Lenders and Borrower.  Upon receipt of any such notice of resignation, Requisite Lenders shall have the right, in consultation with Borrower, to appoint a successor, which shall be a financial institution with an office in the United States, or an Affiliate of any such bank with an office in the United States.  If no such successor shall have been so appointed by Requisite Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may on behalf of Lenders, appoint a successor Agent meeting the qualifications set forth above provided that if the retiring Agent shall notify Borrower and Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by Agent on behalf of the Lenders under any of the Loan Documents, the retiring Agent shall continue to hold such collateral security until such time as a successor Agent is appointed and such collateral security is assigned to such successor Agent) and (2) all payments, communications and determinations provided to be made by, to or through Agent shall instead be made by or to each Lender directly, until such time as Requisite Lenders appoint a successor Agent as provided for above in this Section 10.9.  Upon the acceptance of a successor’s appointment as Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Agent,

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

and the retiring Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section 10.9).  The fees payable by Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between Borrower and such successor.  After the retiring Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Section 10 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Agent was acting as Agent.

10.10                 Defaulting Lender.

(a)                                 If for any reason any Lender shall fail or refuse to abide by its payment and/or funding obligations under this Agreement, including, without limitation, its obligation to make available to Agent its Revolving Line Commitment Percentage of any Advances and/or its Term Loan Commitment Percentage of any Term Loan Advance, expenses or setoff and such failure is not cured within two (2) days of receipt from Agent of written notice thereof (such Lender is referred to herein as a “Defaulting Lender”), then, in addition to the rights and remedies that may be available to the other Lenders, Borrower or any other party at law or in equity, and not at limitation thereof, (i) such Defaulting Lender’s right to participate in the administration of, or decision-making rights related to, the Obligations, this Agreement or the other Loan Documents shall be suspended during the pendency of such failure or refusal, and (ii) a Defaulting Lender shall be deemed to have assigned any and all payments due to it from Borrower, whether on account of outstanding Advances, Term Loan Advances, interest, fees or otherwise, to the remaining non-Defaulting Lenders for application to, and reduction of, their proportionate shares of all outstanding Obligations until, as a result of application of such assigned payments, Lenders’ respective Commitment Percentages of all outstanding Obligations shall have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency, and (iii) at the option of Agent, any amount payable to such Defaulting Lender hereunder (whether on account of principal, interest, fees or otherwise) shall, in lieu of being distributed to such Defaulting Lender, be retained by Agent as cash collateral for future funding obligations of the Defaulting Lender in respect of any Advance and/or Term Loan Advance.  The Defaulting Lender’s decision-making and participation rights and rights to payments as set forth in clauses (i) and (ii) hereinabove shall be restored only upon the payment by the Defaulting Lender of its Commitment Percentage of any Obligations, any participation obligation, or expenses as to which it is delinquent, together with interest thereon at the rate set forth in Section 2.5(g) hereof from the date when originally due until the date upon which any such amounts are actually paid.

(b)                                 The non-Defaulting Lender(s) shall have the right, but not the obligation, in their respective, sole and absolute discretion, to cause the termination and assignment, after not less than ten (10) days prior written notice by Agent (upon the request of such non-Defaulting Lender(s)) to the Defaulting Lender, for no cash consideration (pro rata, based on the respective Commitments of those Lenders electing to exercise such right), of the Defaulting Lender’s Revolving Line Commitment to fund future Advances and/or Term Loan Commitment to fund future Term Loan Advances.  Upon any such purchase of the Commitment Percentage of any Defaulting Lender, the Defaulting Lender’s share in future Credit Extensions and its rights under the Loan Documents with respect thereto shall terminate on the date of purchase, and the Defaulting Lender shall promptly execute all documents reasonably requested to surrender and transfer such interest.

(c)                                  Each Defaulting Lender shall indemnify Agent and each non-Defaulting Lender from and against any and all loss, damage or expenses, including but not limited to reasonable attorneys’ fees and funds advanced by Agent or by any non-Defaulting Lender, on account of a Defaulting Lender’s failure to timely fund its Revolving Line Commitment Percentage of an Advance, its Term Loan Commitment Percentage of any Term Loan Advance, and/or to otherwise perform its obligations under the Loan Documents.

(d)                                 Notwithstanding anything herein to the contrary, a Defaulting Lender shall not be entitled to the Unused Revolving Line Facility Fee.

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

11                                  NOTICES

All notices, consents, requests, approvals, demands, or other communication by any party to this Agreement or any other Loan Document must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by electronic mail or facsimile transmission (with such electronic mail or facsimile transmission promptly confirmed by delivery of a copy by personal delivery or United States mail as otherwise provided in this Section 11); (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address, facsimile number, or email address indicated below. Agent or Borrower may change its mailing or electronic mail address or facsimile number by giving the other party written notice thereof in accordance with the terms of this Section 11.

If to Borrower:                                                                                                               Vericel Corporation

64 Sidney Street

Cambridge, Massachusetts 02139

Attn: [***]

Email:  [***]

with a copy to:                                                                                                               Goodwin Procter LLP

100 Northern Avenue

Boston, Massachusetts 02210

Attn:                    [***]

Fax:                       (617) 523-1231

Email:            [***]

If to Agent:                                                                                                                                 Silicon Valley Bank

275 Grove Street, Suite 2-200

Newton, Massachusetts 02466

Attn:                    [***]
Fax:                       (617) 527-0177
Email:            [***]

with a copy to:                                                                                                               Riemer & Braunstein LLP

Three Center Plaza

Boston, Massachusetts 02108

Attn:  [***]

Fax:  (617) 880-3456

Email:            [***]

12                                  CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER

Except as otherwise expressly provided in any of the Loan Documents, New York law governs the Loan Documents without regard to principles of conflicts of law.  Borrower, Agent and Lenders each submit to the exclusive jurisdiction of the State and Federal courts in New York; provided, however, that nothing in this Agreement shall be deemed to operate to preclude Agent or Lenders from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of Agent or any Lender.  Borrower expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and Borrower hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court.  Borrower hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

Borrower at the address set forth in Section 11 of this Agreement and that service so made shall be deemed completed upon the earlier to occur of Borrower’s actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid.

TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER, AGENT AND EACH LENDER EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS AGREEMENT.  EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

This Section 12 shall survive the termination of this Agreement.

13                                  GENERAL PROVISIONS

13.1                        Termination Prior Maturity Date; Survival.  This Agreement may be terminated prior to the Maturity Date by Borrower, effective three (3) Business Days after written notice of termination is given to Agent and the Lenders.  Notwithstanding any termination of this Agreement, all of Lenders’ security interests in all of the Collateral and all of the terms and provisions of this Agreement shall continue in full force and effect until all Obligations (other than inchoate indemnity obligations), have been paid and performed in full; provided that any Lender may, in its sole discretion, refuse to make any further Advances and/or Term Loan Advances after termination.  No termination of this Agreement shall in any way affect or impair any right or remedy of Agent or any Lender, nor shall any such termination relieve Borrower of any Obligation to any Lender, until all of the Obligations (other than inchoate indemnity obligations), have been paid and performed in full. Those Obligations that are expressly specified in this Agreement as surviving this Agreement’s termination shall continue to survive notwithstanding this Agreement’s termination and payment in full of the Obligations then outstanding.

13.2                        Successors and Assigns.  This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights or obligations under it without Agent and Lenders’ prior written consent (which may be granted or withheld in Agent’s and Lenders’ sole discretion). Agent and each Lender has the right, without the consent of or notice to Borrower, to sell, transfer, assign, negotiate, or grant participation in all or any part of, or any interest in, such Lender’s obligations, rights, and benefits under this Agreement and the other Loan Documents; provided, that, notwithstanding the foregoing, no Lender shall assign any interest any interest in, such Lender’s obligations, rights, and benefits under this Agreement and the other Loan Documents to Borrower or any Subsidiary thereof without the consent of Agent and the other Lenders.  Borrower, upon receipt by Borrower of written notice from the relevant Lender, agrees to issue Notes to any Lender requiring Notes to facilitate transactions of the type described in this Section 13.2.

13.3                        Indemnification.  Borrower agrees to indemnify, defend and hold Agent, each Lender and their respective directors, officers, employees, agents, attorneys, or any other Person affiliated with or representing Agent or any Lender (each, an “Indemnified Person”) harmless against: (i) all obligations, demands, claims, and liabilities (collectively, “Claims”) claimed or asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (ii) all losses or expenses (including Lender Expenses) in any way suffered, incurred, or paid by such Indemnified Person as a result of, following from, consequential to, or arising from transactions between Agent, Lenders and Borrower contemplated by the Loan Documents (including reasonable attorneys’ fees and expenses),  except for Claims and/or losses directly caused by such Indemnified Person’s gross negligence or willful misconduct, in each case, as determined by a final and non-appealable judgment of a court of competent jurisdiction.  This Section 13.3 shall survive until all statutes of limitation with respect to the Claims, losses, and expenses for which indemnity is given shall have run.

13.4                        Time of Essence.  Time is of the essence for the performance of all Obligations in this Agreement.

13.5                        Severability of Provisions.  Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

13.6                        Correction of Loan Documents.  Agent may correct patent errors and fill in any blanks in the Loan Documents consistent with the agreement of the parties.

13.7                        Amendments in Writing; Waiver; Integration.  No purported amendment or modification of any Loan Document, or waiver, discharge or termination of any obligation under any Loan Document, or release, or subordinate Lenders’ security interest in, or consent to the transfer of, any Collateral shall be enforceable or admissible unless, and only to the extent, expressly set forth in a writing signed by Agent, Requisite Lenders (or by Agent with the consent of Requisite Lenders) and Borrower; provided that no such amendment, waiver or consent shall, unless in writing and signed by all Lenders directly affected thereby (or by Agent with the consent of all Lenders directly affected thereby), in addition to Agent, Requisite Lenders (or by Agent with the consent of Requisite Lenders) and Borrower, do any of the following: (i) increase or decrease the amount of, or extend the term of, any Revolving Line Commitment and or Term Loan Commitment (which shall be deemed to affect all Lenders), (ii) reduce the principal of or rate of interest on (other than waiving the imposition of the Default Rate) any Term Loan Advance or reduce the amount of any fees payable under any Loan Document, (iii) postpone the date fixed for or reduce or waive any scheduled installment of principal or any payment of interest or fees due to any Lender under the Loan Documents, (iv) release or subordinate the Lien on all or substantially all of the Collateral, or consent to a transfer of all or substantially all of the Intellectual Property (which shall be deemed to affect all Lenders), in each case, except as otherwise may be provided in any Loan Document, (v) release Borrower from, or consent to a Borrower’s assignment or delegation of, Borrower’s obligations under the Loan Documents (which shall be deemed to affect all Lenders), except as otherwise may be provided in any Loan Document, (vi) amend, modify, terminate or waive Section 8.3, or (vii) amend or modify the definition of “Requisite Lenders” or any provision providing for the consent or other action by all Lenders.  No amendment or modification shall, unless in writing and signed by all Revolving Line Lenders, amend or modify the definitions of “Borrowing Base” and “Availability Amount”, amend, modify or waive the conditions precedent set forth in Section 3.2 and/or Section 3.3 applicable to the Revolving Line, or amend modify or waive any other provision having the effect of increasing the Availability Amount.  Without limiting the generality of the foregoing, no oral promise or statement, nor any action, inaction, delay, failure to require performance or course of conduct shall operate as, or evidence, an amendment, supplement or waiver or have any other effect on any Loan Document.  Any waiver granted shall be limited to the specific circumstance expressly described in it, and shall not apply to any subsequent or other circumstance, whether similar or dissimilar, or give rise to, or evidence, any obligation or commitment to grant any further waiver.  The Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.  All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of the Loan Documents merge into the Loan Documents.  In the event any provision of any other Loan Document is inconsistent with the provisions of this Agreement, the provisions of this Agreement shall exclusively control.

13.8                        Counterparts.  This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Agreement.

13.9                        Confidentiality.  In handling any confidential information, Agent and each Lender shall exercise the same degree of care that it exercises for its own respective proprietary information, but disclosure of information may be made: (a) to Agent and/or any Lender’s Subsidiaries or Affiliates (such Subsidiaries and Affiliates, together with Agent/Lenders,  collectively,  “Lender Entities”); (b) to prospective transferees or purchasers of any interest in the Credit Extensions (provided, however, Agent shall use its best efforts to obtain any prospective transferee’s or purchaser’s agreement to the terms of this provision); (c) as required by law, regulation, subpoena, or other order; (d) to Agent’s or any Lender’s regulators or as otherwise required in connection with an examination or audit of Agent or any Lender; (e) as Agent or any Lender considers appropriate in exercising remedies under the Loan Documents; and (f) to third-party service providers of Agent and/or Lenders, so long as such service providers have executed a confidentiality agreement with Agent and/or Lenders with terms no less restrictive than those contained herein. Confidential information does not include information that is either: (i) in the public domain or in Agent’s or any Lender’s possession when disclosed to Agent or such Lender, or becomes part of the public domain (other than as a result of its disclosure by Agent or a Lender in violation of this Agreement) after disclosure to Agent and/or Lenders; or (ii) disclosed to Agent and/or Lenders by a third party if Agent/Lenders do not know that the third party is prohibited from disclosing the information.

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

Lender Entities may use anonymous forms of confidential information for aggregate datasets, for analyses or reporting, and for any other uses not expressly prohibited in writing by Borrower. The provisions of the immediately preceding sentence shall survive termination of this Agreement.

13.10                 Electronic Execution of Documents.  The words “execution,” “signed,” “signature” and words of like import in any Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act.

13.11                 Right of Setoff.   Borrower hereby grants to Agent, for the ratable benefit of the Lenders, a Lien and a right of setoff as security for all Obligations to Agent and the Lenders, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Agent or any entity under the control of Agent (including a subsidiary of Agent) or in transit to any of them.  At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Agent or any Lender may setoff the same or any part thereof and apply the same to any Obligation of Borrower then due regardless of the adequacy of any other collateral securing the Obligations.  ANY AND ALL RIGHTS TO REQUIRE AGENT OR ANY LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

13.12                 Captions.  The headings used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

13.13                 Construction of Agreement.  The parties mutually acknowledge that they and their attorneys have participated in the preparation and negotiation of this Agreement.  In cases of uncertainty this Agreement shall be construed without regard to which of the parties caused the uncertainty to exist.

13.14                 Relationship.  The relationship of the parties to this Agreement is determined solely by the provisions of this Agreement.  The parties do not intend to create any agency, partnership, joint venture, trust, fiduciary or other relationship with duties or incidents different from those of parties to an arm’s-length contract.

13.15                 Third Parties.  Nothing in this Agreement, whether express or implied, is intended to: (a) confer any benefits, rights or remedies under or by reason of this Agreement on any persons other than the express parties to it and their respective permitted successors and assigns; (b) relieve or discharge the obligation or liability of any person not an express party to this Agreement; or (c) give any person not an express party to this Agreement any right of subrogation or action against any party to this Agreement.

13.16                 Patriot Act.  Each Lender hereby notifies Borrower that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies Borrower and each of its Subsidiaries, which information includes the names and addresses of each Borrower and each of its Subsidiaries and other information that will allow Lender, as applicable, to identify Borrower and each of its Subsidiaries in accordance with the USA PATRIOT Act.

13.17                 Warrants.  Notwithstanding anything to the contrary herein, any warrants issued to the Lenders by Borrower, the stock issuable thereunder, any equity securities purchased by Lenders, any amounts paid thereunder, any dividends, and any other rights in connection therewith shall not be subject to the terms and conditions of this Agreement.  Nothing herein shall affect any Lender’s rights under any such warrants, stock, or other equity securities to administer, manage, transfer, assign, or exercise such warrants, stock, or other equity securities for its own account.  Borrower’s performance of its obligations under any such warrants, stock, or other equity securities shall not be secured by the security interest granted in Section 4.1 of the Agreement.

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

14                                  DEFINITIONS

14.1                        Definitions.  As used in the Loan Documents, the word “shall” is mandatory, the word “may” is permissive, the word “or” is not exclusive, the words “includes” and “including” are not limiting, and the singular includes the plural.  As used in this Agreement, the following capitalized terms have the following meanings:

“Account” is any “account” as defined in the Code with such additions to such term as may hereafter be made, and includes, without limitation, all accounts receivable and other sums owing to Borrower.

“Account Debtor” is any “account debtor” as defined in the Code with such additions to such term as may hereafter be made.

“Adjustments” are all discounts allowances, returns, recoveries, disputes, claims of any kind (including, without limitation, counterclaims or warranty claims), offsets, defenses, rights of recoupment, rights of return, or short payments, asserted by or on behalf of any Account Debtor for any Eligible Account.

“Advance” or “Advances” means a revolving credit loan (or revolving credit loans) under the Revolving Line.

“Affiliate” is, with respect to any Person, each other Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person’s senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person’s managers and members.

“Agent” is defined in the preamble hereof.

“Agreement” is defined in the preamble hereof.

“Authorized Signer” is any individual listed in Borrower’s Borrowing Resolution who is authorized to execute the Loan Documents, including any Advance request and/or Term Loan Advance request, on behalf of Borrower.

“Availability Amount” is (a) the lesser of (i) [ [sic] the Revolving Line or (ii) the amount available under the Borrowing Base minus (b) the outstanding principal balance of any Advances.

“Bank Services”  are any products, credit services, and/or financial accommodations previously, now, or hereafter provided to Borrower or any of its Subsidiaries by SVB or any SVB Affiliate, including, without limitation, any letters of credit, cash management services (including, without limitation, merchant services, direct deposit of payroll, business credit cards, and check cashing services), interest rate swap arrangements, and foreign exchange services as any such products or services may be identified in SVB’s various agreements related thereto (each, a “Bank Services Agreement”).

“Borrower” is defined in the preamble hereof.

“Borrower-prepared Financial Statements” is defined in Section 6.2(c).

“Borrower’s Books” are all Borrower’s books and records including ledgers, federal and state tax returns, records regarding Borrower’s assets or liabilities, the Collateral, business operations or financial condition, and all computer programs or storage or any equipment containing such information.

“Borrowing Base” is eighty percent (80%) of Eligible Accounts, as determined by Agent and Lenders from Borrower’s most recent Transaction Report; provided, however, that Agent has the right, after notice to Borrower, to decrease the foregoing percentage in its good faith business judgment to mitigate the impact of events, conditions, contingencies, or risks which may adversely affect the Collateral or its value.

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

“Borrowing Resolutions” are, with respect to any Person, those resolutions adopted by such Person’s board of directors (and, if required under the terms of such Person’s Operating Documents, stockholders) and delivered by such Person to Agent approving the Loan Documents to which such Person is a party and the transactions contemplated thereby, together with a certificate executed by its secretary on behalf of such Person certifying (a) such Person has the authority to execute, deliver, and perform its obligations under each of the Loan Documents to which it is a party, (b) that set forth as a part of or attached as an exhibit to such certificate is a true, correct, and complete copy of the resolutions then in full force and effect authorizing and ratifying the execution, delivery, and performance by such Person of the Loan Documents to which it is a party, (c) the name(s) of the Person(s) authorized to execute the Loan Documents, including any Advance request and/or Term Loan Advance request, on behalf of such Person, together with a sample of the true signature(s) of such Person(s), and (d) that Agent and Lenders may conclusively rely on such certificate unless and until such Person shall have delivered to Agent and Lenders a further certificate canceling or amending such prior certificate.

“Business Day” is any day that is not a Saturday, Sunday or a day on which Agent is closed.

“Cash Equivalents” means (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency or any State thereof having maturities of not more than one (1) year from the date of acquisition; (b) commercial paper maturing no more than one (1) year after its creation and having the highest rating from either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc.; (c) SVB’s certificates of deposit issued maturing no more than one (1) year after issue; and (d) money market funds at least ninety-five percent (95%) of the assets of which constitute Cash Equivalents of the kinds described in clauses (a) through (c) of this definition.

“Change in Control” means (a) at any time, any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), shall become, or obtain rights (whether by means or warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of forty percent (40.0%) or more of the ordinary voting power for the election of directors of Borrower (determined on a fully diluted basis) other than by the sale of Borrower’s equity securities in a public offering or to venture capital or private equity investors so long as Borrower identifies to the Agent and the Requisite Lenders the venture capital or private equity investors at least seven (7) Business Days prior to the closing of the transaction and provides to Agent and the Requisite Lenders a description of the material terms of the transaction; (b) during any period of twelve (12) consecutive months, a majority of the members of the board of directors or other equivalent governing body of Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or (c) at any time, Borrower shall cease to own and control, of record and beneficially, directly or indirectly, one hundred percent (100.0%) of each class of outstanding capital stock of each subsidiary of Borrower free and clear of all Liens (except Liens created by this Agreement).

“Claims” is defined in Section 13.3.

“Code” is the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the State of New York; provided, that, to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, or priority of, or remedies with respect to, Agent’s Lien on any Collateral is governed by the Uniform Commercial Code in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies and for purposes of definitions relating to such provisions.

“Collateral” is any and all properties, rights and assets of Borrower described on Exhibit A.

“Collateral Account” is any Deposit Account, Securities Account, or Commodity Account.

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

“Collateral Monitoring Fee” is defined in section 2.4(f).

“Commitment” and “Commitments” means the Revolving Line Commitment(s) and/or the Term Loan Commitment(s), as the context requires.

“Commodity Account” is any “commodity account” as defined in the Code with such additions to such term as may hereafter be made.

“Compliance Certificate” is that certain certificate in the form attached hereto as Exhibit B.

“Contingent Obligation” is, for any Person, any direct or indirect liability, contingent or not, of that Person for (a) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation, in each case, directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (b) any obligations for undrawn letters of credit for the account of that Person; and (c) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but “Contingent Obligation” does not include endorsements in the ordinary course of business.  The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under any guarantee or other support arrangement.

“Control Agreement” is any control agreement entered into among the depository institution at which Borrower maintains a Deposit Account or the securities intermediary or commodity intermediary at which Borrower maintains a Securities Account or a Commodity Account, Borrower, and Agent pursuant to which Agent obtains control (within the meaning of the Code) over such Deposit Account, Securities Account, or Commodity Account.

“Copyrights” are any and all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret.

“Credit Extension” is any Advance, any Term Loan Advance, any Overadvance, or any other extension of credit by Agent or any Lender for Borrower’s benefit.

“Currency” is coined money and such other banknotes or other paper money as are authorized by law and circulate as a medium of exchange.

“Default” means any event which with notice or passage of time or both, would constitute an Event of Default.

“Default Rate” is defined in Section 2.3(b).

“Deferred Revenue” is all amounts received or invoiced in advance of performance under contracts and not yet recognized as revenue.

“Deposit Account” is any “deposit account” as defined in the Code with such additions to such term as may hereafter be made.

“Designated Deposit Account” is account number              , maintained by Borrower with SVB.

“Dollar Equivalent” is, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in a Foreign Currency, the equivalent amount therefor in Dollars as determined by Agent at such time on the basis of the then-prevailing rate of exchange in San Francisco, California, for sales of the Foreign Currency for transfer to the country issuing such Foreign Currency.

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

“Dollars,” “dollars” or use of the sign “$” means only lawful money of the United States and not any other currency, regardless of whether that currency uses the “$” sign to denote its currency or may be readily converted into lawful money of the United States.

“Domestic Subsidiary” means a Subsidiary organized under the laws of the United States or any state or territory thereof or the District of Columbia.

“Effective Date” is defined in the preamble hereof.

“Eligible Accounts” means Accounts which are generated by Borrower and arise in the ordinary course of Borrower’s business that meet all Borrower’s representations and warranties in Section 5.3.  Agent reserves the right, after consultation with Borrower at any time after the Effective Date to adjust any of the criteria set forth below and to establish new criteria in its good faith business judgment.  Unless Agent and Lenders otherwise agree in writing, Eligible Accounts shall not include:

(a)           Accounts for which the Account Debtor is Borrower’s Affiliate, officer, employee, or agent;

(b)           Accounts that the Account Debtor has not paid within ninety (90) days of invoice date regardless of invoice payment period terms;

(c)           Accounts with credit balances over ninety (90) days from invoice date;

(d)           Accounts owing from an Account Debtor if fifty percent (50%) or more of the Accounts owing from such Account Debtor have not been paid within ninety (90) days of invoice date;

(e)           Accounts owing from an Account Debtor which does not have its principal place of business in the United States or Canada, unless otherwise approved in writing on a case by case basis by Agent and the Lenders, in their sole discretion;

(f)            Accounts billed from and/or payable to Borrower outside of the United States or in a currency other the United States dollars;

(g)           Accounts owing from an Account Debtor to the extent that Borrower is indebted or obligated in any manner to the Account Debtor (as creditor, lessor, supplier or otherwise - sometimes called “contra” accounts, accounts payable, customer deposits or credit accounts), with the exception of customary credits, adjustments and/or discounts given to an Account Debtor by Borrower in the ordinary course of its business;

(h)           Accounts owing from an Account Debtor which is a United States government entity or any department, agency, or instrumentality thereof unless Borrower has assigned its payment rights to Agent and the assignment has been acknowledged under the Federal Assignment of Claims Act of 1940, as amended (it being acknowledged by Agent that Accounts owing from an Account Debtor which is a United States military hospital, shall not, as of the Effective Date, require such an assignment, which is subject to change after the Effective Date upon notice by Agent to Borrower);

(i)            Accounts for demonstration or promotional equipment, or in which goods are consigned, or sold on a “sale guaranteed”, “sale or return”, “sale on approval”, or other terms if Account Debtor’s payment may be conditional;

(j)            Accounts owing from an Account Debtor where goods or services have not yet been rendered to the Account Debtor (sometimes called memo billings or pre-billings);

(k)           Accounts subject to contractual arrangements between Borrower and an Account Debtor where payments shall be scheduled or due according to completion or fulfillment requirements where the Account Debtor has a right of offset for damages suffered as a result of Borrower’s failure to perform in accordance with the

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

contract (sometimes called contracts accounts receivable, progress billings, milestone billings, or fulfillment contracts);

(l)            Accounts owing from an Account Debtor the amount of which may be subject to withholding based on the Account Debtor’s satisfaction of Borrower’s complete performance (but only to the extent of the amount withheld; sometimes called retainage billings or retention billings);

(m)          Accounts subject to trust provisions, subrogation rights of a bonding company, or a statutory trust;

(n)           Accounts owing from an Account Debtor that has been invoiced for goods that have not been shipped to the Account Debtor unless Agent, Borrower, and the Account Debtor have entered into an agreement acceptable to Agent, in its sole discretion, wherein the Account Debtor acknowledges that (i) it has title to and has ownership of the goods wherever located, (ii) a bona fide sale of the goods has occurred, and (iii) it owes payment for such goods in accordance with invoices from Borrower (sometimes called “bill and hold” accounts);

(o)           Accounts for which the Account Debtor has not been invoiced;

(p)           Accounts that represent non-trade receivables or that are derived by means other than in the ordinary course of Borrower’s business;

(q)           Accounts for which Borrower has permitted Account Debtor’s payment to extend beyond ninety (90) days from invoice date;

(r)            Accounts arising from chargebacks, debit memos or other payment deductions taken by an Account Debtor;

(s)            Accounts arising from product returns and/or exchanges (sometimes called “warranty” or “RMA” accounts);

(t)            Accounts in which the Account Debtor disputes liability or makes any claim (but only up to the disputed or claimed amount), or if the Account Debtor is subject to an Insolvency Proceeding, or becomes insolvent, or goes out of business;

(u)           Accounts owing from an Account Debtor with respect to which Borrower has received Deferred Revenue (but only to the extent of such Deferred Revenue);

(v)           Accounts owing from an Account Debtor, whose total obligations to Borrower exceed twenty-five percent (25%) of all Accounts, for the amounts that exceed that percentage, unless Agent and Lenders approve in writing;

(w)          Accounts for which the Agent’s Lien thereon, on behalf of itself and the Lenders, is not a first priority perfected Lien;

(x)           the Account is subject to any right, claim, Lien (other than Permitted Liens) or other interest of any other Person;

(y)           the Account Debtor is an individual; and

(z)           Accounts for which Agent has notified Borrower that Agent, in its good faith business judgment, determines collection to be doubtful, including, without limitation, accounts represented by “refreshed” or “recycled” invoices.

“Equipment” is all “equipment” as defined in the Code with such additions to such term as may hereafter be made, and includes without limitation all machinery, fixtures, goods, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing.

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

“ERISA” is the Employee Retirement Income Security Act of 1974, and its regulations.

“Event of Default” is defined in Section 8.

“Exchange Act” is the Securities Exchange Act of 1934, as amended.

“Existing Accounts” is defined in Section 6.8(a).

“Existing SVB Obligations” are the outstanding “Obligations”, as such term is defined in the Prior Loan Agreement.

“Federal Funds Effective Date” means, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day of such transactions received by SVB from three federal funds brokers of recognized standing selected by it.

“Foreign Currency” means lawful money of a country other than the United States.

“Foreign Subsidiary” means any Subsidiary which is not a Domestic Subsidiary.

“FSHCO” is a Domestic Subsidiary of Borrower that owns (directly or indirectly), no material assets, other than the equity ownership interest and/or Indebtedness of one or more indirect Foreign Subsidiaries and/or other FSHCOs of Borrower.

“Funding Date” is any date on which a Credit Extension is made to or for the account of Borrower which shall be a Business Day.

“Funding Office” means the office of Agent specified in Section 11 or such other office as may be specified from time to time by Agent as its funding office by written notice to Borrower and Lenders.

“FX Contract” is any foreign exchange contract by and between Borrower and SVB under which Borrower commits to purchase from or sell to SVB a specific amount of Foreign Currency on a specified date.

“GAAP” is generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other Person as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

“General Intangibles” is all “general intangibles” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation, all Intellectual Property, claims, income and other tax refunds, security and other deposits, payment intangibles, contract rights, options to purchase or sell real or personal property, rights in all litigation presently or hereafter pending (whether in contract, tort or otherwise), insurance policies (including without limitation key man, property damage, and business interruption insurance), payments of insurance and rights to payment of any kind.

“Governmental Approval” is any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority.

“Governmental Authority” is any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization.

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

“Group Member” means Borrower and its Subsidiaries.

“Guarantor” is any Person providing a Guaranty in favor of Agent and the Lenders.

“Guaranty” is any guarantee of all or any part of the Obligations, as the same may from time to time be amended, restated, modified or otherwise supplemented.

“Indebtedness” is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations, and (d) Contingent Obligations.

“Indemnified Person” is defined in Section 13.3.

“Insolvency Proceeding” is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

“Intellectual Property” means, with respect to any Person, means all of such Person’s right, title, and interest in and to the following:

(a)           its Copyrights, Trademarks and Patents;

(b)           any and all trade secrets and trade secret rights, including, without limitation, any rights to unpatented inventions, know-how and operating manuals;

(c)           any and all source code;

(d)           any and all design rights which may be available to such Person;

(e)           any and all claims for damages by way of past, present and future infringement of any of the foregoing, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the Intellectual Property rights identified above; and

(f)            all amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents.

“Inventory” is all “inventory” as defined in the Code in effect on the Effective Date with such additions to such term as may hereafter be made, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of Borrower’s custody or possession or in transit and including any returned goods and any documents of title representing any of the above.

“Investment” is any beneficial ownership interest in any Person (including stock, partnership interest or other securities), and any loan, advance or capital contribution to any Person.

“Key Person” is each of Borrower’s Chief Executive Officer, who is Nick Colangelo as of the Effective Date, and Chief Financial Officer, who is Gerard Michel as of the Effective Date.

“Lender” and “Lenders” is defined in the preamble, including, without limitation or duplication, each Revolving Line Lender and each Term Loan Lender.

“Lender Entities” is defined in Section 13.9.

“Lender Expenses” are all audit fees and expenses, costs, and expenses (including reasonable attorneys’ fees and expenses) for preparing, amending, negotiating, administering, defending and enforcing the Loan

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

Documents (including, without limitation, those incurred in connection with appeals or Insolvency Proceedings) or otherwise incurred with respect to Borrower and/or any Guarantor.

“Lender Intercreditor Agreement” is that certain Intercreditor Agreement, by and between MidCap Revolving Line Lender, MidCap Term Loan Lender and SVB, dated as of the Effective Date, as the same may be amended from time to time in accordance with the provisions thereof.

“Letter of Credit” is a standby or commercial letter of credit issued by SVB upon request of Borrower based upon an application, guarantee, indemnity, or similar agreement.

“Lien” is a claim, mortgage, deed of trust, levy, charge, pledge, security interest or other encumbrance of any kind, whether voluntarily incurred or arising by operation of law or otherwise against any property.

“Loan Documents” are, collectively, this Agreement and any schedules, exhibits, certificates, notices, and any other documents related to this Agreement, each Warrant, each Note, the Lender Intercreditor Agreement, any Bank Services Agreement, any subordination agreement, any note, or notes or guaranties executed by Borrower or any Guarantor, and any other present or future agreement by Borrower and/or any Guarantor with or for the benefit of Agent and the Lenders in connection with this Agreement or Bank Services, all as amended, restated, or otherwise modified.

“Loan Fees” is defined at the end of Section 2.4(f).

“Material Adverse Change” is: (a) a material impairment in the perfection or priority of Agent’s Lien in the Collateral or in the value of such Collateral; (b) a material adverse change in the business, operations, or condition (financial or otherwise) of Borrower; (c) a material impairment of the prospect of repayment of any portion of the Obligations; or (d) Agent and/or the Lenders determine, based upon information available and in their reasonable judgment, that there is a substantial likelihood that Borrower shall fail to comply with one or more of the financial covenant(s) in Section 6 of this Agreement during the next succeeding financial reporting period.

“Maturity Date” means the Revolving Line Maturity Date and/or the Term Loan Maturity Date, as the context requires.

“MidCap Revolving Line Lender” is defined in the preamble hereof.

“MidCap Term Loan Lender” is defined in the preamble hereof.

“Minimum Interest” is defined in Section 2.3(d).

“Minimum Interest Period” is defined in Section 2.3(d).

“Obligations” are Borrower’s obligations to pay when due any debts, principal, interest, fees, Lender Expenses, the Loan Fees and other amounts Borrower owes Agent or any Lender now or later, whether under this Agreement, the other Loan Documents, or otherwise, including, without limitation, all obligations relating to Letters of Credit (including reimbursement obligations for drawn and undrawn Letters of Credit), cash management services, and foreign exchange contracts, if any, and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Agent and/or the Lenders, and to perform Borrower’s duties under the Loan Documents.

“Operating Documents” are, for any Person, such Person’s formation documents, as certified by the Secretary of State (or equivalent agency) of such Person’s jurisdiction of organization on a date that is no earlier than thirty (30) days prior to the Effective Date, and, (a) if such Person is a corporation, its bylaws in current form, (b) if such Person is a limited liability company, its limited liability company agreement (or similar agreement), and (c) if such Person is a partnership, its partnership agreement (or similar agreement), each of the foregoing with all current amendments or modifications thereto.

“Overadvance” is defined in Section 2.2.

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

“Patents” means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

“Payment/Advance Form” is that certain form attached hereto as Exhibit C.

“Payment Date” is the first (1st) calendar day of each month.

“Perfection Certificate” is defined in Section 5.1.

“Permitted Dissolutions” are the dissolution, liquidation or winding up of any of all of (a) Borrower’s existing Danish Subsidiary (Vericel Denmark Aps), (b) Borrower’s existing German Subsidiary (Aastrom Biosciences GmbH) and/or (c) Borrower’s existing bone marrow donation Subsidiary (Marrow Donation, LLC).

“Permitted Indebtedness” is:

(a)           Borrower’s Indebtedness to Agent and the Lenders under this Agreement and the other Loan Documents;

(b)           Indebtedness existing on the Effective Date which is shown on the Perfection Certificate;

(c)           Subordinated Debt;

(d)           unsecured Indebtedness to trade creditors incurred in the ordinary course of business;

(e)           Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of business;

(f)            Indebtedness secured by Liens permitted under clauses (a) and (c) of the definition of “Permitted Liens” hereunder; and

(g)           extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (f) above; provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon Borrower or its Subsidiary, as the case may be.

“Permitted Investments” are:

(a)           Investments (including, without limitation, Subsidiaries) existing on the Effective Date which are shown on the Perfection Certificate (but specifically excluding any future Investments in any Subsidiaries unless otherwise permitted hereunder);

(b)           Investments consisting of Cash Equivalents;

(c)           Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of Borrower;

(d)           Investments consisting of deposit accounts in which Agent has a first priority perfected security interest (but only to the extent that such accounts are permitted to be maintained under Section 6.8);

(e)           Investments accepted in connection with Transfers permitted by Section 7.1;

(h)           Investments consisting of travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business;

(i)            Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business; and

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

(j)            Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business; provided that this paragraph (j) shall not apply to Investments of Borrower in any Subsidiary.

“Permitted Liens” are:

(a)           Liens existing on the Effective Date which are shown on the Perfection Certificate or arising under this Agreement and the other Loan Documents;

(b)           Liens for taxes, fees, assessments or other government charges or levies, either (i) not due and payable or (ii) being contested in good faith and for which Borrower maintains adequate reserves on Borrower’s Books, provided that no notice of any such Lien has been filed or recorded under the Internal Revenue Code of 1986, as amended, and the Treasury Regulations adopted thereunder;

(c)           purchase money Liens securing no more than Two Hundred Fifty Thousand Dollars ($250,000.00) in the aggregate amount outstanding (i) on Equipment acquired or held by Borrower incurred for financing the acquisition of the Equipment, or (ii) existing on Equipment when acquired, if the Lien is confined to the property and improvements and the proceeds of the Equipment;

(d)           Liens of carriers, warehousemen, suppliers, or other Persons that are possessory in nature arising in the ordinary course of business so long as such Liens attach only to Inventory, securing liabilities in the aggregate amount not to exceed One Hundred Thousand Dollars ($100,000.00) and which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto;

(e)           Liens to secure payment of workers’ compensation, employment insurance, old-age pensions, social security and other like obligations incurred in the ordinary course of business (other than Liens imposed by ERISA);

(f)            Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (e), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase;

(g)           leases or subleases of real property granted in the ordinary course of Borrower’s business (or, if referring to another Person, in the ordinary course of such Person’s business), and leases, subleases, non-exclusive licenses or sublicenses of personal property (other than Intellectual Property) granted in the ordinary course of Borrower’s business (or, if referring to another Person, in the ordinary course of such Person’s business), if the leases, subleases, licenses and sublicenses do not prohibit granting Agent a security interest therein;

(h)           non-exclusive licenses of Intellectual Property granted to third parties in the ordinary course of business, and licenses of Intellectual Property that could not result in a legal transfer of title of the licensed property that may be exclusive in respects other than territory and that may be exclusive as to territory only as to discreet geographical areas outside of the United States;

(i)            Liens arising from attachments or judgments, orders, or decrees in circumstances not constituting an Event of Default under Sections 8.4 and 8.7; and

(j)            Liens in favor of other financial institutions arising in connection with Borrower’s deposit and/or securities accounts held at such institutions, provided that Agent has a first priority perfected security interest in the amounts held in such deposit and/or securities accounts (but only to the extent that such accounts are permitted to be maintained under Section 6.8).

“Person” is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

“Prime Rate” is the rate of interest per annum from time to time published in the money rates section of The Wall Street Journal or any successor publication thereto as the “prime rate” then in effect; provided that, in the event such rate of interest is less than zero, such rate shall be deemed to be zero for purposes of this Agreement; and provided further that if such rate of interest, as set forth from time to time in the money rates section of The Wall Street Journal, becomes unavailable for any reason as determined by Agent, the “Prime Rate” shall mean the rate of interest per annum announced by SVB as its prime rate in effect at its principal office in the State of California (such SVB announced Prime Rate not being intended to be the lowest rate of interest charged by SVB in connection with extensions of credit to debtors).

“Prior Loan Agreement” is that certain Loan and Security Agreement, by and between Borrower and SVB, dated as of March 8, 2016.

“Pro Rata Share” means, with respect to Lender, a percentage (expressed as a decimal, rounded to the ninth decimal place) determined by dividing the principal amount of Obligations (other than Obligations related to Bank Services) held by such Lender by the aggregate principal amount of all outstanding Obligations (other than Obligations related to Bank Services).

“Registered Organization” is any “registered organization” as defined in the Code with such additions to such term as may hereafter be made.

“Requirement of Law” is as to any Person, the organizational or governing documents of such Person, and any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Requisite Lenders” means Lenders whose Pro Rata Shares aggregate more than 50%; provided, however, that so long as a Lender on the Effective Date does not assign any portion of its Term Loan Commitment, its Revolving Line Commitment, or all or any part of its Term Loan Advances or its portion of the Revolving Line (other than, in each case, an assignment to any Affiliate of such Lender), the “Requisite Lenders” shall include such Lender.

“Reserves” means, as of any date of determination, such amounts as Agent may from time to time establish and revise in its good faith business judgment, after consultation with Borrower, reducing the amount of Advances and other financial accommodations which would otherwise be available to Borrower (a) to reflect events, conditions, contingencies or risks which, as determined by Agent and the Lenders in their good faith business judgment, do or will materially adversely affect (i) the Collateral or any other property which is security for the Obligations or its value (including without limitation any increase in delinquencies of Accounts), (ii) the assets, business or revenues of Borrower or any Guarantor, or (iii) the security interests and other rights of Agent in the Collateral (including the enforceability, perfection and priority thereof); or (b) to reflect Agent’s or the Lenders’ reasonable belief that any collateral report or financial information furnished by or on behalf of Borrower or any Guarantor to Agent and the Lenders is or was incomplete, inaccurate or misleading in any material respect when furnished; or (c) in respect of any state of facts which Agent and the Lenders reasonably determine constitutes an Event of Default or would, with notice or passage of time or both, constitute an Event of Default.

“Responsible Officer” is any of the Chief Executive Officer, President, Chief Financial Officer and Controller of Borrower.

“Restricted License” is any material license or other agreement with respect to which Borrower is the licensee (a) that prohibits or otherwise restricts Borrower from granting a security interest in Borrower’s interest in such license or agreement or any other property, or (b) for which a default under or termination of could interfere with the Agent’s or any Lender’s right to sell any Collateral.

“Revolving Line” is an aggregate principal amount not to exceed Ten Million Dollars ($10,000,000.00) outstanding at any time.

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

“Revolving Line Commitment” means, for any Lender, the obligation of such Lender to make Advances in accordance with and subject to Section 2.1.1 of this Agreement.  “Revolving Line Commitments” means the aggregate amount of such commitments of all Lenders.

“Revolving Line Commitment Percentage” means, as to any Lender at any time, the percentage (carried out to the fourth decimal place) of the Revolving Line Commitments represented by such Lender’s Revolving Line Commitment at such time.  The initial Revolving Line Commitment Percentage of each Lender is set forth opposite the name of such Lender on Schedule 1.

“Revolving Line Lender” is defined in Section 2.1.1.

“Revolving Line Maturity Date” is September 9, 2020 (four (4) years after the Effective Date).

“Revolving Loan Note” mean a promissory note in the form of Exhibit D-1, as it may be amended, supplemented or otherwise modified from time to time.

“SEC” shall mean the Securities and Exchange Commission, any successor thereto, and any analogous Governmental Authority.

“Securities Account” is any “securities account” as defined in the Code with such additions to such term as may hereafter be made.

“Series B Rights Agreement” is that certain Amended and Restated Certificate of Designations, Preferences and Rights of Series B-1 Non-Voting Preferred Stock and Series B-2 Voting Preferred Stock of Aastrom Biosciences, Inc., as in effect as of the Effective Date.

“Streamline Period” is any period of time, on and after the Effective Date, provided no Event of Default has occurred and is continuing: (a) commencing on the first day of the month following the day that Borrower provides to Agent a written report that Borrower has, for each consecutive day in the immediately preceding two (2) calendar months, maintained unrestricted cash at SVB plus the unused Availability Amount, as determined by Agent in its reasonable discretion, in an amount at all times greater than Eight Million Dollars ($8,000,000.00) (the “Streamline Balance”); and (b) terminating on the earlier to occur of (i) the occurrence of an Event of Default, and (ii) the first day thereafter in which Borrower fails to maintain the Streamline Balance, as determined by Agent in its discretion.  Upon the termination of a Streamline Period, Borrower must maintain the Streamline Balance each consecutive day for two (2) calendar months as determined by Agent in its reasonable discretion, prior to entering into a subsequent Streamline Period.  Borrower shall give Agent prior written notice of Borrower’s election to enter into any such Streamline Period, and each such Streamline Period shall commence on the first day of the monthly period following the date the Agent determines, in its reasonable discretion, that the Streamline Balance has been achieved.

“Subordinated Debt” is indebtedness incurred by Borrower subordinated to all of Borrower’s now or hereafter indebtedness to Agent and the Lenders (pursuant to a subordination, intercreditor, or other similar agreement in form and substance satisfactory to Agent and the Lenders, entered into between Agent, the Lenders and the other creditor), on terms acceptable to Agent and the Lenders.

“Subsidiary” is, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.  Unless the context otherwise requires, each reference to a Subsidiary herein shall be a reference to a Subsidiary of Borrower or Guarantor.

“SVB” is defined in the preamble hereof.

“Term Loan A Advance” is defined in Section 2.1.2(a).

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

“Term Loan Advance” and “Term Loan Advances” are each defined in Section 2.1.2(a).

“Term Loan B Advance” is defined in Section 2.1.2(a).

“Term Loan B Advance Draw Period” is the period commencing on the Effective Date through the earlier to occur of (a) March 31, 2017 or (b) an Event of Default.

“Term Loan C Advance” is defined in Section 2.1.2(a).

“Term Loan C Advance Availability Event” is Agent’s confirmation in writing that Borrower has provided evidence to Agent, satisfactory to the Agent and the Lenders, in their good faith business judgment, on or before the first anniversary of the Effective Date, that Borrower’s Biologics License Application has received final approval for its MACI product from the United States Food and Drug Administration.

“Term Loan C Advance Draw Period” is the period commencing upon the occurrence of the Term Loan C Advance Availability Event through the earlier to occur of (a) one hundred twenty (120) days after the occurrence of the Term Loan C Advance Availability Event, (b) the first anniversary of the Effective Date or (c) an Event of Default.

“Term Loan Commitment” means, for any Lender, the obligation of such Lender to make a Term Loan Advance as and when available, up to the principal amount shown on Schedule 1.  “Term Loan Commitments” means the aggregate amount of such commitments of all Lenders.

“Term Loan Commitment Percentage” means, as to any Lender at any time, the percentage (carried out to the fourth decimal place) of the Term Loan Commitments represented by such Lender’s Term Loan Commitment at such time.  The initial Term Loan Commitment Percentage of each Lender is set forth opposite the name of such Lender on Schedule 1.

“Term Loan Final Payment” is a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest, and supplemental of all other fees and expenses due and owing in connection with the Term Loan Advances), in an amount equal to the aggregate original principal amount of the Term Loan Advances advanced to Borrower multiplied by three and six-tenths of one percent (3.60%).

“Term Loan Lender” is defined in Section 2.1.2.

“Term Loan Maturity Date” is September 9, 2020 (four (4) years after the Effective Date).

“Term Loan Note” is a promissory note in the form of Exhibit D-2, as it may be amended, supplemented or otherwise modified from time to time.

“Term Loan Prepayment Premium” is an additional fee payable to Agent, for the ratable benefit of the Lenders with a Term Loan Commitment, in an amount equal to:

(a)                              for a prepayment of a Term Loan Advance made on or prior to the one (1) year anniversary of the Funding Date for such Term Loan Advance, two and one-half of one percent (2.50%) of the original principal amount of such Term Loan Advance;

(b)                                 for a prepayment of a Term Loan Advance made after the one (1) year anniversary but on or prior to the two (2) year anniversary of the Funding Date for such Term Loan Advance, one and one-half of one percent (1.50%) of the original principal amount of such Term Loan Advance; and

(c)                                  for a prepayment of a Term Loan Advance made after the two (2) year anniversary but on or prior to the three (3) year anniversary of the Funding Date for such Term Loan Advance, one-half of one percent (0.50%) of the original principal amount of such Term Loan Advance.

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

“Trademarks” means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks.

“Transaction Report” is that certain report of transactions and schedule of collections in the form provided by Agent to Borrower.

“Transfer” is defined in Section 7.1.

“Unused Revolving Line Facility Fee” is defined in Section 2.4(e).

“Warrant” is each Warrant to Purchase Stock dated as of the Effective Date executed by Borrower in favor of each Lender.

[Signature page follows.]

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date.

BORROWER:

VERICEL CORPORATION

By	/s/ Dominick C. Colangelo
Name:	Dominick C. Colangelo
Title:	President & CEO

AGENT:

SILICON VALLEY BANK, as Agent

By	/s/ Sam Subilia
Name:	Sam Subilia
Title:	Vice President

TERM LOAN LENDERS:		REVOLVING LINE LENDERS:

SILICON VALLEY BANK		SILICON VALLEY BANK

By	/s/ Sam Subilia	By	/s/ Sam Subilia
Name:	Sam Subilia	Name:	Sam Subilia
Title:	Vice President	Title:	Vice President

MIDCAP FUNDING III TRUST		MIDCAP FINANCIAL TRUST

By:	Apollo Capital Management, L.P.,	By:	Apollo Capital Management, L.P.,
	its investment manager		its investment manager

By:	Apollo Capital Management GP, LLC,	By:	Apollo Capital Management GP, LLC,
	its general partner		its general partner

By:	/s/ Maurice Amsellem	By:	/s/ Maurice Amsellem
Name:	Maurice Amsellem	Name:	Maurice Amsellem
Title:	Authorized Signatory	Title:	Authorized Signatory

[Signature Page to Loan and Security Agreement]

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

SCHEDULE 1

LENDERS AND COMMITMENTS

TERM LOAN COMMITMENTS

Lender	Term Loan A Advance Commitment	Term Loan A Advance Commitment Percentage
Silicon Valley Bank	$2,000,000.00	50.0000%
MidCap Funding III Trust	$2,000,000.00	50.0000%
TOTAL	$4,000,000.00	100.0000%

Lender	Term Loan B Advance Commitment	Term Loan B Advance Commitment Percentage
Silicon Valley Bank	$2,000,000.00	50.0000%
MidCap Funding III Trust	$2,000,000.00	50.0000%
TOTAL	$4,000,000.00	100.0000%

Lender	Term Loan C Advance Commitment	Term Loan C Advance Commitment Percentage
Silicon Valley Bank	$1,000,000.00	50.0000%
MidCap Funding III Trust	$1,000,000.00	50.0000%
TOTAL	$2,000,000.00	100.0000%

REVOLVING LINE COMMITMENTS

Lender	Revolving Line Commitment	Revolving Line Commitment Percentage
Silicon Valley Bank	$5,000,000.00	50.0000%
MidCap Financial Trust	$5,000,000.00	50.0000%
TOTAL	$10,000,000.00	100.0000%

TOTAL COMMITMENTS

Lender	Total Commitment	Total Commitment Percentage
Silicon Valley Bank	$10,000,000.00	50.0000%
MidCap Funding III Trust
MidCap Financial Trust	$10,000,000.00	50.0000%
TOTAL	$20,000,000.00	100.0000%

1

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

EXHIBIT A

The Collateral consists of all of Borrower’s right, title and interest in and to the following:

All goods, equipment, inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, general intangibles (including payment intangibles), accounts (including health-care receivables), documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, all certificates of deposit, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and any copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, now owned or later acquired; any patents, trademarks, service marks and applications therefor; trade styles, trade names, any trade secret rights, including any rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; or any claims for damages by way of any past, present and future infringement of any of the foregoing; and

All Borrower’s Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

Notwithstanding the foregoing, the Collateral shall not be deemed to include any copyrights (including computer programs, blueprints and drawings), copyright applications, copyright registration and like protection in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; any design rights; any patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, trademarks, servicemarks and applications therefor, whether registered or not, except that the Collateral shall include all accounts, license and royalty fees and other revenues, proceeds, or income arising out of or relating to any of the foregoing.

2

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK, as Agent	Date:
FROM:	VERICEL CORPORATION

The undersigned authorized officer of Vericel Corporation (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement among Borrower, SILICON VALLEY BANK, a California corporation (“SVB”), in its capacity as Administrative Agent (“Agent”), (b) SVB, as a Revolving Line Lender and as a Term Loan Lender, MIDCAP FINANCIAL TRUST, a Delaware statutory trust, as a Revolving Line Lender (in such capacity and together with its successors and assigns, “MidCap Revolving Line Lender”), MidCap Funding III Trust, as a Term Loan Lender (in such capacity and together its successors and assigns, “MidCap Term Loan Lender”) and each other Lender listed on Schedule 1 attached hereto and the other financial institutions party hereto from time to time (each, a “Lender” and collectively, the “Lenders”) (as amended, the “Loan Agreement”), (1) Borrower is in compliance for the period ending                 with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries, if any, relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Agent.  Attached are the required documents supporting the certification.  The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days (for the monthly periods ending March 31, June 30, September 30 and December 31, no later than forty-five (45) days after the last day of each such month)	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 90 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
A/R & A/P Agings, Deferred Revenue report and general ledger	Monthly within 30 days	Yes No
Transaction Reports	(i) With each request for an Advance and (ii) within thirty (30) days after the last day of each month	Yes No
Projections	FYE within 30 days, and as amended/updated	Yes No

Exhibit H-1

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

Financial Covenant	Required	Actual	Complies

Maintain as indicated:
Minimum Revenue (monthly, on a trailing 12 month basis)	*	$	Yes No

* See Section 6.9(a)

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

Vericel Corporation	BANK USE ONLY

Received
by:
By:		AUTHORIZED SIGNER
Name:	Date:
Title:

Verified:
AUTHORIZED SIGNER
Date:

	Compliance Status:	Yes No

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

SCHEDULE 1 TO COMPLIANCE CERTIFICATE

FINANCIAL COVENANTS OF BORROWER

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:

I.                                        Minimum Revenue (Section 6.9(a))

Required:                                           Minimum Revenue.  Achieve minimum net revenue (determined in accordance with GAAP), measured on a trailing twelve month basis ending as of the date of measurement, on a consolidated basis of Borrower and its Subsidiaries, in an amount equal to or greater than the amount listed below for each corresponding trailing twelve month period:

Trailing Twelve Month Period Ended	Minimum Net Revenue
August 31, 2016	$52,000,000.00
September 30, 2016	$52,000,000.00
October 31, 2016	$52,280,500.00
November 30, 2016	$50,695,400.00
December 31, 2016	$55,000,000.00
January 31, 2017	$55,000,000.00
February 28, 2017	$55,500,000.00
March 31, 2017	$56,000,000.00
April 30, 2017	$56,500,000.00
May 31, 2017	$57,000,000.00
June 30, 2017	$57,680,000.00
July 31, 2017	$58,000,000.00
August 31, 2017	$59,000,000.00
September 30, 2017	$60,521,500.00
October 31, 2017	$61,000,000.00
November 30, 2017	$62,500,000.00
December 31, 2017	$64,000,000.00

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

Minimum net revenue financial covenant requirements for the monthly periods ending after December 31, 2017 will be determined by the Lenders in their reasonable discretion after consultation with Borrower, no later than February 28 of each applicable fiscal year, based on the projections delivered by Borrower to Agent and the Lenders in accordance with Section 6.2(e) (which for the avoidance of doubt shall be delivered by Borrower no later than January 31 of each applicable fiscal year); provided that, such minimum net revenue threshold for any month following December 31, 2017 shall be in an amount equal to eighty percent (80%) of net revenue set forth with respect to such month in such projections, but in any event not less than $64,000,000.00 for any monthly period.

Actual: all amounts measured on a trailing twelve month basis

A.	Aggregate value of net revenue of Borrower and its Subsidiaries	$

Is line A equal to or greater than $ ?

☐ No, not in compliance	☐ Yes, in compliance

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

EXHIBIT C

LOAN PAYMENT/ADVANCE REQUEST FORM

Fax To:	Date:

LOAN PAYMENT:

VERICEL CORPORATION

From Account #	To Account #
(Deposit Account #)	(Loan Account #)
Principal $	and/or Interest $

Authorized Signature:	Phone Number:
Print Name/Title:

LOAN ADVANCE:

Complete Outgoing Wire Request section below if all or a portion of the funds from this loan advance are for an outgoing wire.

From Account #	To Account #
(Loan Account #)	(Deposit Account #)

Amount of Term Loan Advance $

All Borrower’s representations and warranties in the Loan and Security Agreement are true, correct and complete on the date of the request for an advance:

Authorized Signature:	Phone Number:
Print Name/Title:

OUTGOING WIRE REQUEST:

Complete only if all or a portion of funds from the loan advance above is to be wired.

Deadline for same day processing is noon, Eastern Time

Beneficiary Name:	Amount of Wire: $
Beneficiary Bank:	Account Number:
City and State:

Beneficiary Bank Transit (ABA) #:	Beneficiary Bank Code (Swift, Sort, Chip, etc.):
(For International Wire Only)

Intermediary Bank:	Transit (ABA) #:
For Further Credit to:

Special Instruction:

By signing below, I (we) acknowledge and agree that my (our) funds transfer request shall be processed in accordance with and subject to the terms and conditions set forth in the agreements(s) covering funds transfer service(s), which agreements(s) were previously received and executed by me (us).

Authorized Signature:	2nd Signature (if required):
Print Name/Title:	Print Name/Title:
Telephone #:	Telephone #:

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

EXHIBIT D-1

FORM OF REVOLVING LOAN NOTE

VERICEL CORPORATION

THIS REVOLVING LOAN NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE LOAN AGREEMENT REFERRED TO BELOW.

$5,000,000.00	New York, New York
, 2016

FOR VALUE RECEIVED, the undersigned, VERICEL CORPORATION, a Michigan corporation (the “Borrower”), hereby unconditionally promises to pay to [Silicon Valley Bank, a California corporation] [MidCap Financial Trust, a Delaware statutory trust] (the “Lender”) or its registered assigns at the applicable Funding Office specified in the Loan Agreement (as hereinafter defined) in Dollars and in immediately available funds, on the Revolving Line Maturity Date the principal amount of (a) FIVE MILLION DOLLARS ($5,000,000.00), or, if less, (b) the aggregate unpaid principal amount of all outstanding Obligations in respect of the Revolving Line (as such terms are defined in the Loan Agreement, as defined below).  Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in the Loan Agreement.

The holder of this Revolving Loan Note (this “Note”) is authorized to indorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Advance under the Revolving Line made pursuant to the Loan Agreement and the date and amount of each payment or prepayment of principal thereof.  Each such indorsement shall constitute prima facie evidence of the accuracy of the information indorsed. The failure to make any such indorsement or any error in any such indorsement shall not affect the obligations of Borrower in respect of any Revolving Loan.

This Note (a) is one of the Revolving Loan Notes referred to in the Loan Agreement, dated as of the Effective Date (as defined therein), among Borrower, the Lenders party thereto, and Silicon Valley Bank, as Administrative Agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), (b) is subject to the provisions of the Loan Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Loan Agreement.  This Note is secured and guaranteed as provided in the Loan Documents.  Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

Upon the occurrence and during the continuance of any one or more Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Loan Agreement.

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, indorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE LOAN AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 13.2 OF THE LOAN AGREEMENT.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

VERICEL CORPORATION

By:

Name:

Title:

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

Schedule A
to Revolving Loan Note

REVOLVING LOANS

Date	Amount of Revolving Loan	Amount of Principal of Revolving Loans Repaid	Unpaid Principal Balance of Revolving Loans	Notation Made By

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

EXHIBIT D-2

FORM OF TERM LOAN NOTE

VERICEL CORPORATION

THIS TERM LOAN NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE LOAN AGREEMENT REFERRED TO BELOW

$[ ]	New York, New York
, 2016

FOR VALUE RECEIVED, the undersigned, VERICEL CORPORATION, a Michigan corporation (the “Borrower”), hereby unconditionally promises to pay to [Silicon Valley Bank, a California corporation] [ MidCap Funding Trust III, a [Delaware statutory trust]] (the “Lender”) or its registered assigns at the applicable Funding Office specified in the Loan Agreement (as hereinafter defined) in Dollars and in immediately available funds, the principal amount of (a) [insert amount of applicable Lender’s Term Commitment] ($[       ]), or, if less, (b) the aggregate unpaid principal amount of the Term Loans made by the Lender pursuant to the Loan Agreement referred to below.  The principal amount hereof shall be paid in the amounts and on the dates specified in Section 2.1.2 of the Loan Agreement.  Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in the Loan Agreement.

The holder of this Term Loan Note (this “Note”) is authorized to indorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, and amount of the Term Loan Advance and the date and amount of each payment or prepayment of principal with respect thereto.  Each such indorsement shall constitute prima facie evidence of the accuracy of the information indorsed.  The failure to make any such indorsement or any error in any such indorsement shall not affect the obligations of Borrower in respect of the Term Loan.

This Note (a) is one of the Term Loan Notes referred to in the Loan Agreement, dated as of [       ], among Borrower, the Lenders party thereto, and Silicon Valley Bank, as Administrative Agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), (b) is subject to the provisions of the Loan Agreement, and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Loan Agreement.  This Note is secured and guaranteed as provided in the Loan Documents.  Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

Upon the occurrence and during the continuance of any one or more Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Loan Agreement.

All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, indorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE LOAN AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 13.2 OF THE LOAN AGREEMENT.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

VERICEL CORPORATION

By:

Name:

Title:

“CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.”

Schedule A
to Term Loan Note

TERM LOANS

Date	Amount of Term Loans	Type (Term Loan A Advance, Term Loan B Advance, or Term Loan C Advance)	Amount of Principal of Term Loans Repaid	Unpaid Principal Balance of Term Loans	Notation Made By

1